UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NUVEEN MUNICIPAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice
to Nuveen Mutual Fund Shareholders

August 29, 2007

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on three or more important matters affecting your Fund:

(1) Approval of a New Investment Management Agreement.  Nuveen Asset Management (“NAM”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, recently announced its intention to be acquired by investors led by Madison Dearborn Partners, LLC, and to thereby become a privately-held company. In the event this takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between NAM and the Fund;

(2) Approval of a New Investment Sub-Advisory Agreement  For certain Funds, NAM has retained one or more sub-advisers to manage all or a portion of fund assets. In the event the transaction described in (1) above takes place, securities laws require shareholders of those funds to approve a new sub-advisory agreement between NAM and each sub-adviser;

(3) Approval of Fund Board Nominees.  This year, you and other Fund shareholders are being asked to approve the election of Board members to serve on your Fund’s Board. The list of specific nominees for your Fund is contained in the enclosed proxy statement;

(4) For Nuveen Large-Cap Value Fund, Approval of Two New Sub-Advisers and a Change in Investment Objective.  For Nuveen Large-Cap Value Fund (“Large-Cap Value”), NAM has proposed adding two sub-advisers to the Fund and changing the Fund’s investment objective. These changes are designed to provide greater diversification within the Fund, while offering the potential for improved risk adjusted returns. To effect these changes, securities laws require Large-Cap Value’s shareholders to approve sub-advisory agreements with Symphony Asset Management LLC (“Symphony”) and HydePark Investment Strategies, LLC (“HydePark”), as well as the change in the Fund’s investment objective; and

(5) Ratification of Independent Registered Public Accounting Firm.  This year, you and other Fund shareholders are being asked to ratify the selection of the independent registered public accounting firm. PricewaterhouseCoopers LLP has been selected to serve as your Fund’s independent registered public accounting firm.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected if Nuveen becomes a privately-held company?

A.	Your Fund investment will not change as a result of NAM’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NAM will continue to manage your Fund according to the same objectives and policies as before, and does not anticipate any significant changes to its operations.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement, as applicable, and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical. With the exception of Large-Cap Value, there will be no change in the fees you pay, who manages your Fund, your Fund’s objectives and policies, or your Fund’s day-to-day management. If the proposals described in (4) above are approved by shareholders of Large-Cap Value, Large-Cap Value’s overall management fee will decrease, it will have additional managers and its investment objective will change.

Q.	What will happen if shareholders do not approve the new investment management agreement or sub-advisory agreement?

A.	NAM and your Fund’s sub-adviser(s), as applicable, will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. For Large-Cap Value, if shareholders do not approve the sub-advisory agreements with Symphony and HydePark, your Fund’s Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the proxy statement. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund proxy solicitor, at 866-434-7510 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Special Meeting
of Shareholders
August 29, 2007

Nuveen Multistate Trust I
  Nuveen Arizona Municipal Bond Fund
  Nuveen Colorado Municipal Bond Fund
  Nuveen Florida Preference Municipal Bond Fund
  Nuveen Maryland Municipal Bond Fund
  Nuveen New Mexico Municipal Bond Fund
  Nuveen Pennsylvania Municipal Bond Fund
  Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust II
  Nuveen California Municipal Bond Fund
  Nuveen California High Yield Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund
  Nuveen Connecticut Municipal Bond Fund
  Nuveen Massachusetts Municipal Bond Fund
  Nuveen Massachusetts Insured Municipal Bond Fund
  Nuveen New Jersey Municipal Bond Fund
  Nuveen New York Municipal Bond Fund
  Nuveen New York Insured Municipal Bond Fund

Nuveen Multistate Trust III
  Nuveen Georgia Municipal Bond Fund
  Nuveen Louisiana Municipal Bond Fund
  Nuveen North Carolina Municipal Bond Fund
  Nuveen Tennessee Municipal Bond Fund

Nuveen Multistate Trust IV
  Nuveen Kansas Municipal Bond Fund
  Nuveen Kentucky Municipal Bond Fund
  Nuveen Michigan Municipal Bond Fund
  Nuveen Missouri Municipal Bond Fund
  Nuveen Ohio Municipal Bond Fund
  Nuveen Wisconsin Municipal Bond Fund

Nuveen Municipal Trust
  Nuveen All-American Municipal Bond Fund
  Nuveen High Yield Municipal Bond Fund
  Nuveen Insured Municipal Bond Fund
  Nuveen Intermediate Duration Municipal Bond Fund
  Nuveen Limited Term Municipal Bond Fund

Nuveen Investment Trust
  Nuveen Balanced Municipal and Stock Fund
  Nuveen Balanced Stock and Bond Fund
  Nuveen Large-Cap Value Fund
  Nuveen NWQ Global Value Fund
  Nuveen NWQ Large-Cap Value Fund
  Nuveen NWQ Multi-Cap Value Fund
  Nuveen NWQ Small-Cap Value Fund
  Nuveen NWQ Small/Mid-Cap Value Fund
  Nuveen Tradewinds Value Opportunities Fund

Nuveen Investment Trust II
  Nuveen Rittenhouse Growth Fund
  Nuveen Santa Barbara Dividend Growth Fund
  Nuveen Santa Barbara Growth Fund
  Nuveen Santa Barbara Growth Opportunities Fund
  Nuveen Tradewinds Global All-Cap Fund
  Nuveen Tradewinds International Value Fund

Nuveen Investment Trust III
  Nuveen Multi-Strategy Income Fund (formerly known as
  Nuveen Core Bond Fund)
  Nuveen High Yield Bond Fund
  Nuveen Short Duration Bond Fund

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen Multistate Trust I, on behalf of its series Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund, Nuveen Florida Preference Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen New Mexico Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund; Nuveen Multistate Trust II, on behalf of its series Nuveen California Municipal Bond Fund, Nuveen California High Yield Municipal Bond Fund, Nuveen California Insured Municipal Bond Fund, Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen Massachusetts Insured Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund; Nuveen Multistate Trust III, on behalf of its series Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund; Nuveen Multistate Trust IV, on behalf of its series Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund; Nuveen Municipal Trust, on behalf of its series Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund; Nuveen Investment Trust, on behalf of its series Nuveen Balanced Municipal and Stock Fund (“Balanced Municipal and Stock”), Nuveen Balanced Stock and Bond Fund (“Balanced Stock and Bond”), Nuveen Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Global Value Fund (“Global Value”), Nuveen NWQ Large-

Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”); Nuveen Investment Trust II, on behalf of its series Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”), Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”), Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”); and Nuveen Investment Trust III, on behalf of its series Nuveen Multi-Strategy Income Fund, Nuveen High Yield Bond Fund and Nuveen Short Duration Bond Fund, each a Massachusetts business trust (each trust individually, a “Trust” and collectively, the “Trusts” and each series individually, a “Fund” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Trust and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.

2.	To approve a new sub-advisory agreement between NAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

a.	(For shareholders of Balanced Municipal and Stock, Balanced Stock and Bond and Large-Cap Value only) to approve a new sub-advisory agreement between NAM and Institutional Capital LLC;

b.	(For shareholders of Global Value, NWQ Large-Cap Value, NWQ Multi-Cap Value, NWQ Small-Cap Value and NWQ Small/Mid-Cap Value only) to approve a new sub-advisory agreement between NAM and NWQ Investment Management Company, LLC;

c.	(For shareholders of Rittenhouse Growth only) to approve a new sub-advisory agreement between NAM and Rittenhouse Asset Management, Inc.;

d.	(For shareholders of Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities only) to approve a new sub-advisory agreement between NAM and Santa Barbara Asset Management, LLC; and

e.	(For shareholders of Global Value, Tradewinds Global All-Cap, Tradewinds International Value and Tradewinds Value Opportunities only) to approve a new sub-advisory agreement between NAM and Tradewinds Global Investors, LLC.

3.	To elect eight (8) Trustees to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of each Trust to serve until their successors shall have been duly elected and qualified.

4.	For Large-Cap Value, to approve a new sub-advisory agreement between NAM and each sub-adviser below:

a.	To approve a new sub-advisory agreement between NAM and HydePark Investment Strategies, LLC, a new sub-adviser; and

b.	To approve a new sub-advisory agreement between NAM and Symphony Asset Management LLC, a new sub-adviser.

5.	For Large-Cap Value, to approve a change in the Fund’s investment objective.

6.	To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the current fiscal year.

7.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on August 1, 2007 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

August 29, 2007

This Joint Proxy Statement is first being mailed to shareholders on or about August 29, 2007.

Nuveen Multistate Trust I
  Nuveen Arizona Municipal Bond Fund
  Nuveen Colorado Municipal Bond Fund
  Nuveen Florida Preference Municipal Bond Fund
  Nuveen Maryland Municipal Bond Fund
  Nuveen New Mexico Municipal Bond Fund
  Nuveen Pennsylvania Municipal Bond Fund
  Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust II
  Nuveen California Municipal Bond Fund
  Nuveen California High Yield Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund
  Nuveen Connecticut Municipal Bond Fund
  Nuveen Massachusetts Municipal Bond Fund
  Nuveen Massachusetts Insured Municipal Bond Fund
  Nuveen New Jersey Municipal Bond Fund
  Nuveen New York Municipal Bond Fund
  Nuveen New York Insured Municipal Bond Fund

Nuveen Multistate Trust III
  Nuveen Georgia Municipal Bond Fund
  Nuveen Louisiana Municipal Bond Fund
  Nuveen North Carolina Municipal Bond Fund
  Nuveen Tennessee Municipal Bond Fund

Nuveen Multistate Trust IV
  Nuveen Kansas Municipal Bond Fund
  Nuveen Kentucky Municipal Bond Fund
  Nuveen Michigan Municipal Bond Fund
  Nuveen Missouri Municipal Bond Fund
  Nuveen Ohio Municipal Bond Fund
  Nuveen Wisconsin Municipal Bond Fund

Nuveen Municipal Trust
  Nuveen All-American Municipal Bond Fund
  Nuveen High Yield Municipal Bond Fund
  Nuveen Insured Municipal Bond Fund
  Nuveen Intermediate Duration Municipal Bond Fund
  Nuveen Limited Term Municipal Bond Fund

Nuveen Investment Trust
  Nuveen Balanced Municipal and Stock Fund
  Nuveen Balanced Stock and Bond Fund
  Nuveen Large-Cap Value Fund
  Nuveen NWQ Global Value Fund
  Nuveen NWQ Large-Cap Value Fund
  Nuveen NWQ Multi-Cap Value Fund
  Nuveen NWQ Small-Cap Value Fund
  Nuveen NWQ Small/Mid-Cap Value Fund
  Nuveen Tradewinds Value Opportunities Fund

Nuveen Investment Trust II
  Nuveen Rittenhouse Growth Fund
  Nuveen Santa Barbara Dividend Growth Fund
  Nuveen Santa Barbara Growth Fund
  Nuveen Santa Barbara Growth Opportunities Fund
  Nuveen Tradewinds Global All-Cap Fund
  Nuveen Tradewinds International Value Fund

Nuveen Investment Trust III
  Nuveen Multi-Strategy Income Fund (formerly known as
  Nuveen Core Bond Fund)
  Nuveen High Yield Bond Fund
  Nuveen Short Duration Bond Fund

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee a “Board Member” and collectively, the “Board Members”) of Nuveen Multistate Trust I (“Multistate Trust I”), on behalf of its series Nuveen Arizona Municipal Bond Fund (“Arizona Municipal”), Nuveen Colorado Municipal Bond Fund (“Colorado Municipal”), Nuveen Florida Preference Municipal Bond Fund (“Florida Municipal”), Nuveen Maryland Municipal Bond Fund (“Maryland Municipal”), Nuveen New Mexico Municipal Bond Fund (“New Mexico Municipal”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal”) and Nuveen Virginia Municipal Bond Fund (“Virginia Municipal”); Nuveen Multistate Trust II (“Multistate Trust II”), on behalf of its series Nuveen California Municipal Bond Fund (“California Municipal”), Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Insured Municipal Bond Fund (“California Insured”), Nuveen Connecticut Municipal Bond Fund (“Connecticut Municipal”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts Municipal”), Nuveen Massachusetts Insured Municipal Bond Fund (“Massachusetts Insured”), Nuveen New Jersey

Municipal Bond Fund (“New Jersey Municipal”), Nuveen New York Municipal Bond Fund (“New York Municipal”) and Nuveen New York Insured Municipal Bond Fund (“New York Insured”); Nuveen Multistate Trust III (“Multistate Trust III”), on behalf of its series Nuveen Georgia Municipal Bond Fund (“Georgia Municipal”), Nuveen Louisiana Municipal Bond Fund (“Louisiana Municipal”); Nuveen North Carolina Municipal Bond Fund (“North Carolina Municipal”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee Municipal”); Nuveen Multistate Trust IV (“Multistate Trust IV”), on behalf of its series Nuveen Kansas Municipal Bond Fund (“Kansas Municipal”), Nuveen Kentucky Municipal Bond Fund (“Kentucky Municipal”), Nuveen Michigan Municipal Bond Fund (“Michigan Municipal”), Nuveen Missouri Municipal Bond Fund (“Missouri Municipal”), Nuveen Ohio Municipal Bond Fund (“Ohio Municipal”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin Municipal”); Nuveen Municipal Trust (“Municipal Trust”), on behalf of its series Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (“High Yield Municipal”), Nuveen Insured Municipal Bond Fund (“Insured Municipal”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”); Nuveen Investment Trust (“Investment Trust”), on behalf of its series Nuveen Balanced Municipal and Stock Fund (“Balanced Municipal and Stock”), Nuveen Balanced Stock and Bond Fund (“Balanced Stock and Bond”), Nuveen Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Global Value Fund (“Global Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”); Nuveen Investment Trust II (“Investment Trust II”), on behalf of its series Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”), Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”), Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”); and Nuveen Investment Trust III (“Investment Trust III”), on behalf of its series Nuveen Multi-Strategy Income Fund (“Multi-Strategy Income”), Nuveen High Yield Bond Fund (“High Yield”) and Nuveen Short Duration Bond Fund (“Short Duration”), each a Massachusetts business trust (each trust individually, a “Trust” and collectively, the “Trusts” and each series individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement, FOR approval of the new sub-advisory agreement, if any, for such Fund, to succeed the current sub-advisory agreement with that sub-adviser, FOR the election of the nominees as listed in this Joint Proxy Statement, FOR the approval of Large-Cap Value’s new sub-advisory agreements, with new sub-advisers, FOR the change in Large-Cap Value’s investment objective, and FOR the ratification of the selection of the independent registered public accounting firm. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board of each Trust has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Proposals(1)
Ratify
Selection of
	Approve					Independent
	New	Approve	Elect	Approve	Approve	Registered
	Investment	New	Eight (8)	Additional	Change in	Public
	Management	Sub-Advisory	Board	Sub-Advisory	Investment	Accounting
Fund	Agreement	Agreement	Members	Agreements	Objective	Firm

Multistate Trust I			X
Arizona Municipal	X					X
Colorado Municipal	X					X
Florida Municipal	X					X
Maryland Municipal	X					X
New Mexico Municipal	X					X
Pennsylvania Municipal	X					X
Virginia Municipal	X					X

Multistate Trust II			X
California Municipal	X					X
California High Yield	X					X
California Insured	X					X
Connecticut Municipal	X					X
Massachusetts Municipal	X					X
Massachusetts Insured	X					X
New Jersey Municipal	X					X
New York Municipal	X					X
New York Insured	X					X

Multistate Trust III			X
Georgia Municipal	X					X
Louisiana Municipal	X					X
North Carolina Municipal	X					X
Tennessee Municipal	X					X

Multistate Trust IV			X
Kansas Municipal	X					X
Kentucky Municipal	X					X
Michigan Municipal	X					X
Missouri Municipal	X					X
Ohio Municipal	X					X
Wisconsin Municipal	X					X

Municipal Trust			X
All-American	X					X
High Yield Municipal	X					X
Insured Municipal	X					X
Intermediate Duration	X					X
Limited Term	X					X

Proposals(1)
Ratify
Selection of
	Approve					Independent
	New	Approve	Elect	Approve	Approve	Registered
	Investment	New	Eight (8)	Additional	Change in	Public
	Management	Sub-Advisory	Board	Sub-Advisory	Investment	Accounting
Fund	Agreement	Agreement	Members	Agreements	Objective	Firm

Investment Trust			X
Balanced Municipal and
Stock	X	X				X
Balanced Stock and Bond	X	X				X
Large-Cap Value	X	X		X	X	X
Global Value	X	X				X
NWQ Large-Cap Value	X	X				X
NWQ Multi-Cap Value	X	X				X
NWQ Small-Cap Value	X	X				X
NWQ Small/Mid-Cap Value	X	X				X
Tradewinds Value
Opportunities	X	X				X

Investment Trust II			X
Rittenhouse Growth	X	X				X
Santa Barbara Dividend
Growth	X	X				X
Santa Barbara Growth	X	X				X
Santa Barbara Growth
Opportunities	X	X				X
Tradewinds Global All-Cap	X	X				X
Tradewinds International
Value	X	X				X

Investment Trust III			X
Multi-Strategy Income	X					X
High Yield	X					X
Short Duration	X					X

(1)	Shareholders of all classes of each Fund or, in the case of the election of Board Members, of each Trust vote together on each proposal.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement, sub-advisory agreement (for both the Transaction, as defined below, and the investment-related proposals), change in investment objective and ratification of the selection of independent registered public accounting firm, abstentions and broker non-votes will have the same effect as shares voted against the proposal. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Those persons who were shareholders of record at the close of business on August 1, 2007 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the Record Date, the shares of the Funds were issued and outstanding as follows:

	Class of Shares
Fund	Class A	Class B	Class C	Class R

Multistate Trust I
Arizona Municipal	5,422,258	291,925	849,823	1,383,489
Colorado Municipal	3,021,531	245,065	798,170	181,468
Florida Municipal	15,914,687	1,332,000	2,212,021	8,231,443
Maryland Municipal	6,620,727	996,322	1,985,079	4,432,907
New Mexico Municipal	4,623,184	310,278	755,758	126,668
Pennsylvania Municipal	7,713,212	715,526	3,004,997	9,661,338
Virginia Municipal	18,418,434	1,267,619	3,316,464	7,954,382

Multistate Trust II
California Municipal	10,755,814	849,631	2,208,708	16,936,826
California High Yield	3,312,785	17,117	606,787	86,432
California Insured	8,486,565	981,075	1,278,186	11,580,342
Connecticut Municipal	22,616,546	1,600,431	3,978,885	1,374,136
Massachusetts Municipal	9,906,754	424,460	1,105,174	5,772,410
Massachusetts Insured	1,999,070	526,577	905,469	4,220,504
New Jersey Municipal	8,083,331	1,551,302	2,671,267	6,120,245
New York Municipal	17,538,928	2,258,120	4,519,462	13,283,080
New York Insured	8,593,087	1,118,791	1,324,373	19,523,236

Multistate Trust III
Georgia Municipal	11,087,247	829,340	2,628,486	5,663,654
Louisiana Municipal	6,379,880	613,104	1,174,237	4,450
North Carolina Municipal	17,971,289	1,282,467	2,972,489	11,007,786
Tennessee Municipal	23,546,010	1,141,812	4,380,171	276,459

Multistate Trust IV
Kansas Municipal	9,223,498	536,777	2,017,509	352,256
Kentucky Municipal	35,598,779	1,098,139	4,258,733	291,623
Michigan Municipal	14,845,390	404,603	3,302,519	1,798,122
Missouri Municipal	20,616,982	650,169	1,916,226	211,023
Ohio Municipal	30,854,414	1,344,286	4,346,659	11,032,509
Wisconsin Municipal	4,185,732	239,609	592,196	143,793

Municipal Trust
All-American	26,066,309	1,903,272	7,069,532	954,855
High Yield Municipal	121,608,269	8,056,033	63,449,281	48,970,993
Insured Municipal	21,418,695	2,332,864	3,189,506	49,456,762
Intermediate Duration	31,693,326	2,096,917	5,994,075	240,523,505
Limited Term	40,477,357	N/A	19,508,745	5,480,334

	Class of Shares
Fund	Class A	Class B	Class C	Class R

Investment Trust
Balanced Municipal and Stock	2,371,602	212,575	342,587	59,735
Balanced Stock and Bond	1,250,714	236,845	285,975	403,699
Large-Cap Value	16,289,539	580,623	1,053,411	1,059,944
Global Value	228,370	27,914	315,990	177,482
NWQ Large-Cap Value	223,677	13,200	67,965	423,301
NWQ Multi-Cap Value	23,681,976	2,908,892	17,047,369	13,713,068
NWQ Small-Cap Value	2,537,906	27,393	562,445	4,470,623
NWQ Small/Mid-Cap Value	124,507	13,078	55,422	9,775,152
Tradewinds Value Opportunities	7,920,088	174,010	3,132,414	5,052,808

Investment Trust II
Rittenhouse Growth	1,856,574	945,384	1,567,391	608,099
Santa Barbara Dividend Growth	32,635	15,412	33,937	48,886
Santa Barbara Growth	94,563	15,274	104,561	105,334
Santa Barbara Growth	12,500	12,500	12,500	12,500
Opportunities
Tradewinds Global All-Cap	8,299,278	30,173	1,090,722	242,771
Tradewinds International Value	10,740,017	498,934	4,568,205	12,645,210

Investment Trust III
Multi-Strategy Income	118,880	15,954	78,102	502,581
High Yield	403,415	103,543	408,752	533,677
Short Duration	89,313	N/A	90,911	501,299

1. Approval of the New Investment Management Agreements

Background

Under an investment management agreement between Nuveen Asset Management (“NAM” or the “Adviser”) and each Trust (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), NAM has served as each Fund’s investment adviser and has been responsible for each Fund’s overall investment strategy and its implementation. The date of each Trust’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is currently a publicly traded company.

On June 19, 2007, Nuveen entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of Nuveen by Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois (the “Transaction”). Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group, and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of Windy City and Nuveen will become a privately-held company. Completion of the Transaction is subject to a number of conditions, including obtaining the approval of Nuveen’s stockholders and obtaining consent to the Transaction by a certain percentage of NAM’s clients representing at least 80% of annualized revenue (which includes fund shareholder approval of new investment management agreements with NAM). Nuveen and Windy City currently expect to complete the Transaction in the fourth quarter of 2007.

Upon completion of the Transaction, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund. As a result, each Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on the Fund’s ability to pursue its investment objective and policies.

Nuveen is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”)) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, Windy City acknowledges Nuveen’s reliance on Section 15(f) of the 1940 Act and has agreed that it and its affiliates (as defined in the Transaction Agreement) shall conduct its business and use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

In addition, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period (such commitment however, may exclude or be adjusted for the impact of future class specific expense allocation protocol changes for a particular mutual fund); (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, each Fund’s Board met in person at a joint meeting on July 31, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Trust and NAM in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement for Funds in Multistate Trust I, Multistate Trust II, Multistate Trust III, Multistate Trust IV and Municipal Trust is attached hereto as Appendix C. The form of the New Investment Management Agreement for Funds in Investment Trust, Investment Trust II and Investment Trust III is attached hereto as Appendix D.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” of the Trusts or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and each such Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction.

At the July 31, 2007 meeting, each Board, including the Independent Board Members, also unanimously approved the Interim Investment Management Agreements in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. If a Fund’s shareholders have not approved a New Investment Management Agreement prior to the Transaction, an Interim Investment Management Agreement will take effect upon the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management

Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser, except for the Large-Cap Value Fund, which may have a decrease in the fee rate payable by the Fund to NAM. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2008, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Trust’s Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components — a fund-level fee, calculated by applying a Fund-specific breakpoint fee schedule that pays progressively reduced fee rates at increased Fund-specific asset levels to the average daily managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of that individual Fund, and a complex-level fee, calculated by applying a fee rate based on the aggregate managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States to a complex-wide fee schedule that would pay ever-reducing effective fee rates at increasing complex-wide assets, multiplied by that Fund’s average daily managed assets. The investment management fee paid by each Fund equals the sum of the fund-level fee and complex-level fee calculated for that Fund.

The fee schedules for the fund-level fee and complex-level fee breakpoint schedules under the New Investment Management Agreements for each Fund are identical to the fund-level fee and complex-level fee breakpoint schedules under the Original Investment Management Agreements, except for the fund-level fee for Large-Cap Value which may decrease. The annual fund-level fee schedule for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund’s last fiscal year and the Fund’s net assets as of June 30, 2007 are set forth in Appendix E to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix E. That complex-wide fee schedule was recently reduced with an effective date of August 20, 2007, as reflected in Appendix E.

Payment of Expenses. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Investment Management Agreement of each Trust originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2008, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Trust provide that the Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $172 billion in assets under management as of June 30, 2007. Nuveen is currently a publicly traded company. Nuveen is currently listed on the New York Stock Exchange and trades under the symbol “JNC.”

The principal occupation of the officers and directors of NAM is shown in Appendix F. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Tim Schwertfeger, Chairman of the Board, acquired 1,035,000 shares of Class A common stock of Nuveen and sold 813,449 shares of Class A common stock of Nuveen since October 1, 2005. Mr. Schwertfeger received $32,862,547 in exchange for his shares of Nuveen sold.

Mr. Schwertfeger is currently a Director and Non-Executive Chairman of Nuveen. Prior to July 1, 2007, he was Chairman and CEO of Nuveen. In addition to his interests as a stockholder of Nuveen, Mr. Schwertfeger has interests in the Transaction. As a result of the Transaction, Mr. Schwertfeger’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans will be cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans will become fully vested and will be converted into the right to receive a cash payment. Based on the number of options and shares of restricted stock held by Mr. Schwertfeger as of July 19, 2007, without regard to any deductions for withholding taxes, his options and restricted stock are valued at $118,621,561.61 and $29,405,661.18, respectively.

Mr. Schwertfeger has an employment agreement with Nuveen which provides for certain payments to Mr. Schwertfeger if his employment is terminated under the circumstances described in such agreement. The appointment of another individual to serve as Chief Executive Officer of Nuveen effective July 1, 2007 gives Mr. Schwertfeger a basis to terminate his employment agreement for good reason and the right to receive the payments described therein. Windy City and Mr. Schwertfeger have informed Nuveen that they have reached an agreement in principle under which, among other things, Mr. Schwertfeger would waive his rights upon a good reason termination and Windy City would permit Mr. Schwertfeger to purchase, on terms similar to MDP, equity of Windy City after the Transaction.

If Mr. Schwertfeger’s employment were to be terminated immediately following the completion of the Transaction and assuming that the Transaction were to be completed on October 1, 2007, he would be entitled to severance payments totaling $54,908,238.

If Mr. Schwertfeger were to retire on October 1, 2007, under Nuveen’s Retirement Plan and Excess Benefit Retirement Plan, the present value of his early retirement benefits would be $4,691,653.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Trust after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Trust also determined to submit the Trust’s New Investment Management Agreement for consideration by the shareholders of each Fund.

The Board of each Trust unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

2.  Approval of New Sub-Advisory Agreements

Background

NAM entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to certain Funds (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”) with various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) as set forth below:

Sub-Advised Fund	Sub-Adviser

Investment Trust
Balanced Municipal and Stock	ICAP(1)(2)
Balanced Stock and Bond	ICAP
Large-Cap Value	ICAP
Global Value	NWQ(3)(4)
Tradewinds(5)(4)
NWQ Large-Cap Value	NWQ
NWQ Multi-Cap Value	NWQ
NWQ Small-Cap Value	NWQ
NWQ Small/Mid-Cap Value	NWQ
Tradewinds Value Opportunities	Tradewinds

Investment Trust II
Rittenhouse Growth	Rittenhouse(6)
Santa Barbara Dividend Growth	SBAM(7)
Santa Barbara Growth	SBAM
Santa Barbara Growth Opportunities	SBAM
Tradewinds Global All-Cap	Tradewinds
Tradewinds International Value	Tradewinds

(1)	“ICAP” is Institutional Capital LLC.

(2)	ICAP is the sub-adviser only with respect to the Fund’s equity investments.

(3)	“NWQ” is NWQ Investment Management Company, LLC.

(4)	NWQ is the sub-adviser only with respect to the Fund’s domestic investments. Tradewinds is the sub-adviser only with respect to the Fund’s international securities.

(5)	“Tradewinds” is Tradewinds Global Investors, LLC.

(6)	“Rittenhouse” is Rittenhouse Asset Management, Inc.

(7)	“SBAM” is Santa Barbara Asset Management, LLC.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix G.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. A change in control of the investment adviser or sub-adviser is deemed to be an assignment. The completion of the Transaction will result in a change in control of NAM and therefore will be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act. In addition, for NWQ, SBAM and Tradewinds, which are wholly-owned by Nuveen, the completion of the Transaction will result in a change in control of NWQ, SBAM and Tradewinds and therefore will be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act.

In anticipation of the Transaction, the Board of each of Investment Trust and Investment Trust II met in person on July 31, 2007 for purposes of considering whether it would be in the best interests of each Sub-Advised Fund and its shareholders to approve a new sub-advisory agreement between NAM and the respective Sub-Adviser (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board of each of Investment Trust and Investment Trust II, including a majority of the Independent Board Members, unanimously determined that the Sub-Advised Fund’s New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and approved the New Sub-Advisory Agreement, subject to the consummation of the Transaction and approval by shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Appendix H.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. The Board of each of Investment Trust and Investment Trust II unanimously recommends that shareholders approve the New Sub-Advisory Agreement. In the event shareholders of a Fund do not approve the New Sub-Advisory Agreement at the Meeting or any adjournment thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction.

At the July 31, 2007 meeting, each Board, including the Independent Board Members, also unanimously approved the Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. If a Fund’s shareholders have not approved a New Sub-Advisory Agreement prior to the Transaction, an Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to the Sub-Adviser. If approved by shareholders of a Sub-Advised Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2008, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Sub-Advised Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Trust’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Sub-Advised Fund during each Fund’s last fiscal year is set forth in Appendix I to this Proxy Statement. Appendix I also includes the advisory fee rates and net assets of Funds not included in this Proxy Statement advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2008, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by a Sub-Advised Fund with respect to that Fund by action of the Trust’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Sub-Advised Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

Information About Sub-Advisers

ICAP. ICAP currently manages the entire investment portfolios of Large-Cap Value and Balanced Stock and Bond, and the equity investments portion of Balanced Municipal and Stock. ICAP is an institutional investment management firm that was founded in 1970 and has approximately $19.7 billion in assets under management as of June 30, 2007. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings. The principal occupation of the officers and directors of ICAP and the address of each officer and director of ICAP is shown in Appendix J. The business address of ICAP is 225 West Wacker Drive, Chicago, Illinois 60606.

NWQ. NWQ, an affiliate of NAM, currently manages the investment portfolios of Global Value, NWQ Large-Cap Value, NWQ Multi-Cap Value, NWQ Small-Cap Value and NWQ Small/Mid-Cap Value and certain other Nuveen funds. NWQ is organized as a member-managed limited liability company, and its sole managing member is Nuveen. NWQ has provided investment management services to institutions and high net worth individuals since 1982. As of June 30, 2007, NWQ managed $38.6 billion in assets (with $18.2 billion in the Institutional Division and $20.4 billion in the Managed Accounts Division). The principal occupation of the officers and directors of NWQ is shown in Appendix J. The business address of NWQ and each officer and director of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

Rittenhouse. Rittenhouse manages the investment portfolio of Rittenhouse Growth. Rittenhouse, a wholly-owned subsidiary of Nuveen, is an institutional investment management firm with over 20 years of experience and approximately $3.2 billion in assets under management as of June 30, 2007. The principal occupation of the officers and directors of Rittenhouse is shown in Appendix J. The business address of Rittenhouse and each officer and director of Rittenhouse is Five Radnor Corporate Center, Suite 300, Radnor, Pennsylvania 19087.

SBAM. SBAM, an affiliate of NAM, manages Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities and certain other Nuveen funds. SBAM is organized as a member-managed limited liability company, and its sole managing member is Nuveen. SBAM specializes in fundamental, bottom-up research to select growth companies. SBAM also serves as sub-adviser to four open-end mutual funds. As of June 30, 2007, SBAM managed over $5 billion in assets. The principal occupation of the officers and directors of SBAM is shown in Appendix J. The business address of SBAM and each officer and director of SBAM is 200 E. Carrillo Street, Santa Barbara, California 93101.

Tradewinds. Tradewinds, an affiliate of NAM, currently manages Global Value, Tradewinds Value Opportunities, Tradewinds Global All-Cap and Tradewinds International Value and certain other Nuveen funds. Tradewinds specializes in global and international equity investing. Most of Tradewinds’ personnel were affiliated with NWQ Investment Management Company, LLC (“NWQ”) until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. Tradewinds is organized as a member-managed limited liability company, with Nuveen as its sole managing member. As of June 30, 2007, Tradewinds managed over $35.3 billion in assets. The principal occupation of the officers and directors of Tradewinds is shown in Appendix J. The business address of Tradewinds and each officer and director of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, California 90067.

Shareholder Approval

To become effective, each New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Trust unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

Board Considerations

I.	Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. During the year, the Board of each Fund had performed a full annual review of or initially approved the Original Investment Management Agreements and with respect to Funds with Sub-Advisers, the Original Sub-Advisory Agreements. The annual review of advisory and sub-advisory contracts was held at a Board Meeting on May 21, 2007 (the “May Meeting”). The Funds with Original Investment Management Agreements and/or Original Sub-Advisory Agreements subject to the annual review at the May Meeting (“Existing Funds”) and the Funds with Original Investment Management Agreements and/or Original Sub-Advisory Agreements that were initially approved (the “New Funds”) at other dates (each an “Initial Approval Meeting”) during the year are set forth in Appendix B (for Original Investment Management Agreements) and Appendix G (for Original Sub-Advisory Agreements). NAM and each Sub-Adviser (other than the proposed new Sub-Adviser for Large-Cap Value, HydePark) are each referred to herein as a “Fund Adviser”. Because the information provided and the considerations made at the annual and initial reviews continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of their deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior reviews and the analysis undertaken and the conclusions reached by Board Members when determining to approve or continue the Original Investment Management Agreements and Original Sub-Advisory Agreements. In addition, as Symphony currently advises other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of Symphony. The information provided and considerations made regarding Symphony at the annual review continue to be relevant with respect to the evaluation of Symphony as a new Sub-Adviser to Large-Cap Value. HydePark, however, is a new sub-adviser for a Fund in the complex. Accordingly, the discussion below for prior approvals does not include HydePark as a Sub-Adviser or Fund Adviser. The Board’s considerations for the Additional Sub-Advisory Agreements for Large-Cap Value have been set forth below under “Approval of the New Sub-Advisory Agreements for Large-Cap Value.”

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, because the Advisers and Sub-Advisers to the New Funds already serve in such respective capacities with other Nuveen funds, the information provided regarding the applicable Fund Adviser at the annual review at the May Meeting supplemented the information received at the initial approvals.

In preparation for their considerations at the May Meeting, Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•	the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meetings, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of any Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Funds did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the

Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A.	Nature, Extent and Quality of Services

In considering the approval or renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Board Members at the May Meeting reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes. With respect to the taxable fixed income funds advised by NAM (e.g., Short Duration, Multi-Strategy Income, and High Yield), the Board Members also considered the depth of experience of NAM personnel managing this type of fund and their respective investment strategies.

With respect to Sub-Advisers, the Board Members also received and reviewed an evaluation of each Sub-Adviser (other than HydePark) from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. As the Sub-Advisers advise various Funds, the Board Members are already familiar with the organization, operations, personnel and investment process of the respective Sub-Adviser. During the last year, the Board Members noted that they visited several Sub-Advisers meeting their key investment and business personnel. In this regard, the Board Members visited SBAM, NWQ and Tradewinds in February, 2007. The Board Members noted such Sub-Advisers’ experienced investment teams. With respect to the Funds sub-advised by ICAP, NWQ, and SBAM, the Board Members also noted the depth of experience of their respective personnel and disciplined investment process at the annual review. At the May Meeting, with respect to Rittenhouse, the Board Members recognized Rittenhouse Growth’s improved performance noting that the modifications to its investment process appear effective.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. With respect to Funds with Sub-Advisers, the Board Members also considered NAM’s ability and procedures to monitor the respective Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Existing Fund, including the Existing Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, with respect to non-municipal

Existing Funds, the Board Members reviewed the respective Existing Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable). With respect to municipal Existing Funds, the Board Members reviewed portfolio level performance (which does not reflect fund level fees and expenses) against customized benchmarks, as described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for an Existing Fund may not adequately reflect such Existing Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: Tradewinds Value Opportunities, Santa Barbara Growth, Multi-Strategy Income and Intermediate Duration (although Multi-Strategy Income and Intermediate Duration have been reclassified in more appropriate peer groups for 2007).

In addition to the foregoing, with respect to state specific municipal Existing Funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are New Mexico Municipal and Wisconsin Municipal.

With respect to non-municipal Existing Funds, the Board Members reviewed performance information including, among other things, total return information compared with the Existing Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Existing Fund’s investment performance over time had been satisfactory.

With respect to municipal Existing Funds, the Board Members reviewed performance information including, among other things, total return information compared with the Existing Fund’s Performance Peer Group for the one-, three-and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Existing Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Existing Fund’s investment performance over time had been satisfactory.

With respect to New Funds, the Funds did not have their own performance history at their Initial Approval Meetings. However, in certain cases, the Board Members received performance information regarding the proposed investment strategies for the applicable New Fund (if available). In addition, the Board Members were also familiar with the Fund Adviser’s performance record on other Nuveen funds (as applicable).

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Existing Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for an Existing Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the Existing Fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Existing Fund’s net total expense ratio was within an acceptable range compared to peers.

With respect to New Funds at the Initial Approval Meetings, the Board similarly considered the New Fund’s proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the overall fee arrangements of the respective New Funds, the Board Members determined that the advisory fees and expected expenses of the applicable New Funds were reasonable.

2.	Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to non-municipal Existing Funds, such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. With respect to municipal Existing Funds, such other clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board

Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

With respect to Sub-Advisers, in considering the fees of a Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. The Board Members noted that, with respect to Sub-Advisers unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than HydePark which had been acquired by Nuveen as of May 1, 2007) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to Funds with Sub-Advisers unaffiliated with Nuveen, the Board Members also considered the Sub-Adviser’s revenues from serving as sub-adviser to the applicable Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Existing Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D — “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements — Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E.	Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to ICAP, NWQ, SBAM, Tradewinds and Rittenhouse, the Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. For these sub-advisers, the Board Members noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve or continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be approved or renewed (as applicable).

II.	Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at a meeting held on July 31, 2007 (the “July Meeting”), the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth (as set forth in Appendix E). Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•	the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•	any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•	any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•	the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of, or initially approved, the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. The Independent Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

A.	Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and each Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007) subject to the following. There is no change in the fee rate payable by each Fund to the Fund Adviser, except for Large-Cap Value, which may have a decrease in the fee rate payable by such Fund to NAM subject to shareholder approval. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. For Funds with Sub-Advisers, the Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The respective Sub-Adviser for the applicable Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated Sub-Adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such Funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B.	Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Existing Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. With respect to New Funds, the Funds did not have their own performance history at their respective Initial Approval Meetings. However, in certain cases, the Board Members received performance information regarding the proposed investment strategies for the applicable New Fund (if available). The Board Members noted that the New Funds have only been operating for a short period since their inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C.	Fees, Expenses and Profitability

As described in more detail above, during the annual or initial reviews the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual or initial review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components — a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule, except for a potential reduction in the management fee paid by Large-Cap Value to NAM. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. See Appendix E for both the prior and the new complex-wide fee schedule. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Fund and will not reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal or initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated Sub-Advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Advisers, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. With respect to Funds with Sub-Advisers unaffiliated with Nuveen, the Board Members considered the Sub-Adviser’s revenues from serving as Sub-Adviser to the applicable Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The Transaction is not anticipated to affect the profitability of such Sub-Advisers. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex- wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.	Indirect Benefits

During their recent annual or initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Funds and likely would experience a noticeable reduction in the volume of agency transactions with the Funds).

F.	Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act (as described above). In this regard, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance

Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Funds.

•	The benefits to the Funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III.	Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for the term and escrow provisions described above. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

3.  Election of Board Members

At each Trust’s Meeting, eight (8) Board Members are to be elected to serve until their successors shall have been duly elected and qualified. Current Board Members Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Timothy R. Schwertfeger, Judith M. Stockdale and Carole E. Stone are nominees for election by all shareholders.

For each Trust, the affirmative vote of a plurality of the shares of the Trust, all series and classes voting together, present and entitled to vote at the Meeting will be required to elect the Board Members of that Trust.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust’s present Board.

All of the Board Member nominees, except Board Member Stone, were last elected to each Trust’s Board at the special meeting of shareholders held on July 26, 2005. Ms. Stone was appointed in December 2006 to the Board of each Trust effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as nominee for election by shareholders and was nominated by the nominating and governance committee of each Trust’s Board.

Other than Mr. Schwertfeger, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Trusts or the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Board Member and Nominee; Lead Independent Director	Term: Indefinite (if elected) Length of Service: Since 1996; Lead Independent Director Since 2005	Private Investor and Management Consultant.	176	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995 -- 2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	176	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 1996	Chairman, Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Director, Chair of the Finance Committee and Member of the Audit Committee of Premier Health Partners, the not-for-profit parent company of Miami Valley Hospital; Vice President of the Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum which promotes cooperation on economic development issues; formerly, Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (since 2005); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176	See Principal Occupation Description

Nominee who is an interested person of the Fund

Timothy R. Schwertfeger(2) 333 West Wacker Drive Chicago, IL 60606 (3/28/49)	Chairman of the Board, Board Member and Nominee	Term: Indefinite (if elected) Length of Service: Since 1994	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007), formerly, Chief Executive Officer (1996 - June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	176	N/A

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being Non-Executive Chairman of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2006 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2006 is set forth in Appendix A. On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by NAM (including shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund except Global Value of which Mr. Schneider owned 1.51%. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund except Rittenhouse Growth and Global Value of which the Board Members and executive officers as a group beneficially owned 1.48% and 1.73%, respectively. As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as stated in Appendix K.

Compensation

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2006. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

Aggregate Compensation from the Funds(1)(3)
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone(2)

Multistate Trust I
Arizona Municipal	$225	$235	$176	$188	$213	$187	$40
Colorado Municipal	110	114	85	92	104	91	20
Florida Municipal	764	805	649	695	783	672	133
Maryland Municipal	335	348	259	280	317	277	66
New Mexico Municipal	149	155	116	124	141	124	27
Pennsylvania Municipal	491	510	380	410	465	407	95
Virginia Municipal	782	821	660	710	799	684	146
Multistate Trust II
California Municipal	729	777	581	567	713	590	—
California High Yield	16	17	13	13	15	13	—
California Insured	644	687	512	500	631	520	—
Connecticut Municipal	754	804	600	585	738	609	—
Massachusetts Municipal	428	454	330	325	413	337	—
Massachusetts Insured	222	236	170	168	214	174	—
New Jersey Municipal	468	497	361	355	452	369	—
New York Municipal	973	1,037	775	756	952	787	—
New York Insured	866	925	688	672	849	700	—
Multistate Trust III
Georgia Municipal	495	514	383	413	468	410	99
Louisiana Municipal	235	244	182	196	222	195	43
North Carolina Municipal	696	722	543	593	669	577	143
Tennessee Municipal	868	914	737	790	889	763	153
Multistate Trust IV
Kansas Municipal	333	347	259	278	315	277	60
Kentucky Municipal	1,197	1,260	1,015	1,088	1,225	1,051	212
Michigan Municipal	613	644	519	557	627	538	109
Missouri Municipal	676	712	574	615	692	594	119
Ohio Municipal	1,400	1,473	1,187	1,273	1,433	1,229	249
Wisconsin Municipal	120	125	93	100	114	100	23
Municipal Trust
All-American	1,010	1,057	811	865	982	852	181
High Yield Municipal	11,246	11,647	8,923	9,614	10,889	9,410	2,395
Insured Municipal	2,184	2,288	1,760	1,870	2,125	1,846	380
Intermediate Duration	6,501	6,812	5,242	5,567	6,326	5,495	1,122
Limited Term	1,830	1,922	1,479	1,567	1,782	1,549	306

Aggregate Compensation from the Funds(1)(3)
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone(2)

Investment Trust
Balanced Municipal and Stock	211	276	170	174	215	172	36
Balanced Stock and Bond	154	188	125	127	157	126	26
Large-Cap Value	1,459	1,776	1,179	1,204	1,485	1,189	254
Global Value	46	42	30	37	43	36	14
NWQ Large-Cap Value	1	1	1	1	1	1	1
NWQ Multi-Cap Value	3,159	2,939	2,523	2,599	3,192	2,545	636
NWQ Small-Cap Value	293	265	215	231	272	223	88
NWQ Small/Mid-Cap Value	2	1	1	1	1	1	1
Tradewinds Value Opportunities	730	677	470	604	706	582	265
Investment Trust II
Rittenhouse Growth	365	333	201	199	286	247	124
Santa Barbara Dividend Growth	480	479	478	479	479	478	477
Santa Barbara Growth	1,101	1,100	1,098	1,099	1,100	1,099	1,096
Santa Barbara Growth Opportunities	437	436	436	436	436	436	435
Tradewinds Global All-Cap	499	467	323	401	468	389	262
Tradewinds International Value	2,975	2,721	1,445	1,737	2,321	2,111	1,343
Investment Trust III
Multi-Strategy Income	358	359	353	353	357	353	—
High Yield	356	357	351	351	356	352	—
Short Duration	356	357	350	351	355	351	—
Total Compensation from Nuveen Funds Paid to Board Members	177,099	180,111	146,018	144,759	171,879	148,510	—

(1)	Aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2007.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007.

(3)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

Multistate Trust I
Florida Municipal	$124	$215	$649	$695	$783	$421	$—
Virginia Municipal	127	220	660	710	799	426	—
Multistate Trust II
California Municipal	112	199	581	567	713	390	—
California Insured	99	176	512	500	631	344	—
Connecticut Municipal	116	206	600	585	738	403	—
New York Municipal	150	266	775	756	952	520	—
New York Insured	134	237	688	672	849	463	—
Multistate Trust III
North Carolina Municipal	35	57	143	201	214	81	—
Tennessee Municipal	141	245	737	790	889	477	—
Multistate Trust IV
Kentucky Municipal	195	337	1,015	1,088	1,225	658	—
Michigan Municipal	100	172	519	557	627	336	—
Missouri Municipal	110	190	574	615	692	372	—
Ohio Municipal	228	394	1,187	1,273	1,433	769	—
Municipal Trust
All-American	159	275	811	865	982	524	—
High Yield Municipal	1,761	3,021	8,923	9,614	10,889	5,684	—
Insured Municipal	343	595	1,760	1,870	2,125	1,138	—
Intermediate Duration	1,021	1,772	5,242	5,567	6,326	3,390	—
Limited Term	288	500	1,479	1,567	1,782	958	—
Investment Trust
Balanced Municipal and Stock	34	74	170	174	215	108	—
Balanced Stock and Bond	25	50	125	127	157	79	—
Large-Cap Value	235	473	1,179	1,204	1,485	746	—
NWQ Multi-Cap Value	508	779	2,523	2,599	3,192	1,575	—
Tradewinds Value Opportunities	52	80	167	308	328	129	—
Investment Trust II
Rittenhouse Growth	45	69	201	199	286	125	—
Tradewinds International Value	363	559	1,445	1,737	2,321	1,009	—

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser were eligible to participate in the charitable contributions program of Nuveen until December 31, 2006. Under the matching contributions program, Nuveen would match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

Committees

The Board of each Trust has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Trust. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Trust held during its last fiscal year is shown in Appendix L.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Trust. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Trust held during its last fiscal year is shown in Appendix L.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Trust. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Trust held during its last fiscal year is shown in Appendix L.

Each Trust’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair and William J. Schneider are current members of the audit committee of each Trust. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter.

A copy of the Audit Committee Charter is attached to the proxy statement as Appendix M. The number of audit committee meetings of each Trust held during its last fiscal year is shown in Appendix L.

Each Trust has a nominating and governance committee that is composed entirely of Independent Board Members of the Trusts. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone are current members of the nominating and governance committee of each Trust. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Trust’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Trust, a copy of which is available on the Trusts’ website at www.nuveen.com/etf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Trust held during its last fiscal year is shown in Appendix L.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Trusts who wish to nominate a candidate to their Trust’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Trust have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The number of regular quarterly meetings and special meetings held by the Board of each Trust during the Trust’s last fiscal year is shown in Appendix L. During the last fiscal year, each Board Member attended 75% or more of each Trust’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Trusts and the number of Board Members who attended the last annual meeting of shareholders of each Trust is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information as of July 31, 2007 with respect to each officer of the Trusts other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
	Position(s)	Office and		in Fund
Name, Address	Held with	Length of	Principal Occupation(s)	Complex Served by
and Birthdate	Trust	Time Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Assistant Secretary, Santa Barbara Asset Management LLC and Tradewinds Global Investors, LLC (since 2006); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176

				Number of
		Term of		Portfolios
	Position(s)	Office and		in Fund
Name, Address	Held with	Length of	Principal Occupation(s)	Complex Served by
and Birthdate	Trust	Time Served(1)	During Past 5 Years	Officer

Julia L. Antonatos 333 West Wacker Drive Chicago, IL 60606 (9/22/63)	Vice President	Term: Annual Length of Service: Since 2004	Managing Director (since 2005), formerly, Vice President, formerly, Assistant Vice President of Nuveen Investments, LLC; Chartered Financial Analyst.	176
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC.	176
Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term: Annual Length of Service: Since 1999	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investments Management Company, LLC. (since 2002); Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc.; and Symphony Asset Management LLC; Treasurer (since 2006), Santa Barbara Asset Management LLC and Tradewinds Global Investors, LLC; formerly, Vice President and Treasurer (from 1999 to 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176

				Number of
		Term of		Portfolios
	Position(s)	Office and		in Fund
Name, Address	Held with	Length of	Principal Occupation(s)	Complex Served by
and Birthdate	Trust	Time Served(1)	During Past 5 Years	Officer

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; formerly, Managing Director (2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	176
William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 (3/2/64)	Vice President	Term: Annual Length of Service: Since 1995	Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); formerly, Managing Director (from 2001 to 2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 1998), formerly, Funds Controller of Nuveen Investments, Inc.; Certified Public Accountant.	176
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; formerly, Assistant Vice President and Assistant Secretary of the Nuveen funds (2003-2006); previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz, P.C.	176
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	176

				Number of
		Term of		Portfolios
	Position(s)	Office and		in Fund
Name, Address	Held with	Length of	Principal Occupation(s)	Complex Served by
and Birthdate	Trust	Time Served(1)	During Past 5 Years	Officer

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	176
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	176

				Number of
		Term of		Portfolios
	Position(s)	Office and		in Fund
Name, Address	Held with	Length of	Principal Occupation(s)	Complex Served by
and Birthdate	Trust	Time Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176
John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term: Annual Length of Service: Since 2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of each Trust unanimously recommends that shareholders of the Funds vote FOR the election of each nominee.

4.	For Large-Cap Value, Approval of a Sub-Advisory Agreement Between NAM and HydePark Investment Strategies, LLC and a Sub-Advisory Agreement Between NAM and Symphony Asset Management LLC

Background

The Board of Investment Trust authorized a series of changes to Large-Cap Value’s investment policies. These changes are designed to provide greater diversification within the Fund, while offering the potential for improved risk adjusted returns and lower fees. Currently, ICAP serves as the Fund’s sub-adviser and focuses the Fund’s investments on large-cap securities. In order to implement the investment policy changes approved by the Board, the Board approved a multi-manager model for the Fund. Pursuant to this model, NAM will allocate between 25% to 40% of the Fund’s assets to each of three sub-advisers, including ICAP. Accordingly, the Board selected HydePark Investment Strategies, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”) as additional sub-advisers (each a “New Sub-Adviser” and collectively, the “New Sub-Advisers”) for Large-Cap Value. NAM and the Board believe that HydePark and Symphony’s large-cap value investment processes offer the Fund an opportunity to diversify risk and potentially to enhance return. Like ICAP, HydePark and Symphony will invest primarily in domestic equity securities. Because the sub-advisory fees accrued by the New Sub-Advisers will be paid by NAM from the management fee it receives from the Fund, the management fee paid by shareholders will not increase if the New Sub-Advisers are added as sub-advisers. In fact, in connection with the addition of the two New Sub-Advisers, NAM has recently agreed to reduce its Fund-level fees by 0.10% at all breakpoint levels, contingent on Fund shareholder approval of the two Additional Sub-Advisory Agreements, as defined below.

The 1940 Act requires that each sub-advisory agreement between NAM and HydePark and between NAM and Symphony (each an “Additional Sub-Advisory Agreement” and collectively, the “Additional Sub-Advisory Agreements”) be approved by the Fund’s shareholders in order for them to become effective. At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Board Considerations for Additional Sub-Advisory Agreements”), the Board of Investment Trust, including the Independent Board Members, unanimously approved each Additional Sub-Advisory Agreement and unanimously recommends that shareholders approve each Additional Sub-Advisory Agreement. If approved by shareholders on October 12, 2007, the Additional Sub-Advisory Agreements are anticipated to take effect on or about November 1, 2007. In the event shareholders of Large-Cap Value do not approve an Additional Sub-Advisory Agreement, NAM currently anticipates that the Fund would continue to be managed solely by the current sub-adviser. The form of the Additional Sub-Advisory Agreement is attached hereto as Appendix H.

Information about New Sub-Advisers

HydePark. HydePark specializes in the management of quantitatively-driven enhanced equity strategies for institutional investors. HydePark is an indirect wholly-owned subsidiary of Nuveen. As of June 30, 2007, HydePark managed over $400 million in assets. The principal occupation of the officers and directors of HydePark is shown in Appendix J. The business address of HydePark and each officer and director of HydePark is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604. Fee rates and net assets of other funds advised by HydePark with similar investment objectives as Large-Cap Value are shown in Appendix I.

Symphony. Symphony manages the investment portfolios of certain other Nuveen funds. Symphony specializes in the management of market neutral equity and debt strategies, long-term equity and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994. Symphony is an indirect wholly-owned subsidiary of Nuveen. As of June 30, 2007, Symphony managed over $10 billion in assets. The principal occupation of the officers and directors of Symphony is shown in Appendix J. The business address of Symphony and each officer and director of Symphony is 555 California Street, San Francisco, California 94104. Fee rates and net assets of other funds advised by Symphony with similar objectives as Large-Cap Value are shown in Appendix I.

The Additional Sub-Advisory Agreements

Below is a description of the terms of each Additional Sub-Advisory Agreement. Each Additional Sub-Advisory Agreement is a new agreement and has not previously been approved by shareholders of the Fund. If approved by shareholders of the Fund, each Additional Sub-Advisory Agreement will expire on August 1, 2008, unless continued. The Additional Sub-Advisory Agreements will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Advisory Services. HydePark and Symphony will furnish an investment program in respect of, will make investment decisions for and will place all orders for the purchase and sale of securities for the portion of Large-Cap Value’s investment portfolio allocated by NAM to each respective New Sub-Adviser, all on behalf of the Fund and subject to oversight of Investment Trust’s Board and NAM. Each New Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of Investment Trust’s Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

Fees. For its sub-advisory services, NAM will pay each respective New Sub-Adviser a portfolio management fee out of the investment management fee NAM receives from the Fund. Under the Additional Sub-Advisory Agreements, NAM will pay each New Sub-Adviser an annual fee of 0.35% based on the average daily net assets of the Fund managed by the New Sub-Adviser.

Brokerage. Each New Sub-Adviser will select the brokers or dealers that execute the purchases and sales of portfolio securities selected by the New Sub-Adviser for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the New Sub-Adviser.

Payment of Expenses. Each New Sub-Adviser will pay all expenses it incurs in connection with its activities under its Additional Sub-Advisory Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

Limitation on Liability. Each New Sub-Adviser will not be liable for, and NAM will not take any action against a New Sub-Adviser to hold the New Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Sub-Adviser’s duties under its Additional Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the New Sub-Adviser in the performance of its duties under its Additional Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under its Additional Sub-Advisory Agreement.

Termination. Each Additional Sub-Advisory Agreement will automatically terminate in the event of an assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. Each Additional Sub-Advisory Agreement may also be terminated by the Fund by action of Investment Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by 60 days’ written notice.

Each Additional Sub-Advisory Agreement for the Fund will also be terminable at any time without the payment of any penalty, by NAM, the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that a New Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of that New Sub-Adviser set forth in that New Sub-Adviser’s Additional Sub-Advisory Agreement.

Shareholder Approval

To become effective, each Additional Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each Additional Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit each Additional Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of Investment Trust unanimously recommends that shareholders of Large-Cap Value vote FOR approval of the Fund’s Additional Sub-Advisory Agreements.

Board Considerations for Additional Sub-Advisory Agreements

Approval of the New Sub-Advisory Agreements for Large-Cap Value

In advance of a meeting held on August 1, 2007 (the “August Meeting”), the Board of the Large-Cap Value received materials relating to the proposal to convert Large-Cap Value from a single-manager fund to a multi-manager fund, proposed changes to the investment objective and strategies of the Fund, the rationale for such changes and the proposed asset allocation among the managers. In this regard, NAM recommended that Symphony and HydePark be added as sub-advisers to Large-Cap Value. At the August Meeting, the Board Members, including the Independent Board Members of Large-Cap Value, unanimously approved the Additional Sub-Advisory Agreements between NAM and Symphony (the “Symphony Sub-Advisory Agreement”) and between NAM and HydePark (the “HydePark Sub-Advisory Agreement”) on behalf of Large-Cap Value. Symphony and HydePark are each a “New Large-Cap Value Sub-Adviser.”

The Approval Process

To assist the Board in its evaluation of the new sub-advisory contracts with the respective New Large-Cap Value Sub-Adviser, at the August Meeting and at prior meetings, the Independent Board Members received materials which outlined, among other things:

•	the nature, extent and quality of services to be provided by each New Large-Cap Value Sub-Adviser;

•	the organization and business operations of each New Large Cap Value Sub-Adviser;

•	simulated performance information of Large-Cap Value’s modified investment strategies;

•	the profitability of Nuveen (which included its wholly-owned affiliated Sub-Advisers other than HydePark, a newly acquired Sub-Adviser);

•	the proposed reduction in management fees, including comparisons of such reduced fees with the management fees of comparable, unaffiliated funds;

•	the soft dollar practices of each New Large-Cap Value Sub-Adviser, if any; and

•	the expected expenses of Large-Cap Value, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds.

At the August Meeting, NAM and HydePark made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board’s duties under the 1940 Act and the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. It is with this background that the Board Members considered the new Sub-Advisory Agreements with HydePark and Symphony. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to Large-Cap Value, including the following: (a) the nature, extent and quality of the services to be provided by each New Large-Cap Value Sub-Adviser; (b) certain simulated performance information of Large-Cap Value (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect those economies of scale for the benefit of Large-Cap Value investors.

A.	Nature, Extent and Quality of Services

In reviewing the New Large-Cap Value Sub-Advisers, the Board Members considered the nature, extent and quality of the respective Sub-Adviser’s services. As Symphony already serves as a Sub-Adviser to various Nuveen funds, the Board has a good understanding of Symphony’s organization, operations and personnel. In this regard, the Board Members were familiar with and have evaluated the professional experience, qualifications and credentials of Symphony’s personnel. At the August Meeting (and/or at prior meetings with respect to Symphony), the Board Members reviewed materials outlining, among other things, each New Large-Cap Sub-Adviser’s organization and business; the types of services that the respective Sub-Adviser will provide to Large-Cap Value under the revised investment mandates; and the experience of each New Large-Cap Value Sub-Adviser with respect to the investment strategies. The Board Members noted that NAM recommended the New Large-Cap Value Sub-Advisers and considered the basis for such recommendation. At the May Meeting, the Board has also reviewed an evaluation from NAM of Symphony which outlined, among other things, such Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process, and performance (as applicable). Given the Board Members’ experience with Symphony with respect to other Nuveen funds it sub-advises and the discussions and materials regarding HydePark presented at and prior to the August Meeting, the Board Members considered the investment processes of each in making portfolio management decisions.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to each New Large-Cap Value Sub-Adviser, the Independent Board Members noted that each respective new Sub-Advisory Agreement was essentially an agreement for portfolio management services only and such

Sub-Advisers were not expected to supply other significant administrative services to Large-Cap Value.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to Large-Cap Value under the Symphony Sub-Advisory Agreement and HydePark Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of Large-Cap Value and New Large-Cap Value Sub-Advisers

The Board Members recognized that the changes to the investment mandates are seeking, in part, to provide greater diversification within Large-Cap Value coupled with the potential for improved risk adjusted returns. As ICAP currently serves as sub-adviser and under the new proposal, Large-Cap Value would have multi-managers, the Board Members recognized that the changes limit some of the usefulness of reviewing Large-Cap Value’s past performance record. Accordingly, the Board Members reviewed certain hypothetical performance information of the Fund’s investment strategies under the multi-manager approach, including hypothetical total return information under the revised approach compared to the actual past performance for the Fund for calendar years (from December 1998 to December 2006). The Board Members are also familiar with the performance records of Symphony with respect to other Nuveen funds it advises.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

In evaluating the management fees and expenses under the multi-manager approach, the Board recognized that the overall advisory fee paid by Large-Cap Value to NAM is expected to be reduced, subject to shareholder approval of the New Large-Cap Value Sub-Advisers. More specifically, the management fee is composed of the fund-level component and complex-wide level component. Subject to shareholder approval of the new Sub-Advisory Agreements with Symphony and HydePark, the fund-level component of the management fee will be reduced from 0.65% of average daily net assets to 0.55% of average daily net assets of Large-Cap Value with the complex-wide fee level component remaining at a maximum rate of 0.20% of the Fund’s net assets. In evaluating the overall management fees and expenses of the Fund under the proposed revised schedule, the Board Members considered the proposed management fee structure, its sub-advisory fee arrangements and the Fund’s expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In addition, the Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any fee waivers and expense reimbursements provided by Nuveen. In this regard, the Board Members noted that subject to shareholder approval of the Additional Sub-Advisory Agreements, Nuveen has agreed to waive fees and reimburse expenses in order to prevent total fund operating expenses of any class of Large-Cap Value’s shares from exceeding 0.95% of average daily net assets (excluding 12b-1 distribution and service fees, interest and extraordinary expenses) until October 31, 2010 and 1.20% of average daily net assets (excluding 12b-1 distribution and service fees, interest and extraordinary expenses) thereafter. With respect to Sub-Advisers, NAM will pay the sub-advisory fees out of the management fee it receives from Large-Cap Value. The Board Members considered the proposed sub-advisory fees for HydePark and Symphony and the pricing schedule the respective New Large-Cap Value Sub-Adviser charges for similar investment management services for other client accounts or fund sponsors.

Based on their review of the fee and service information provided, including the potential reduced management fee, the Board Members determined that the proposed management fees, including sub-advisory fees for each respective New Large-Cap Value Sub-Adviser, was acceptable.

2.	Profitability

In conjunction with its review of fees at the May Meeting, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned affiliated Sub-Advisers other than HydePark, a newly acquired Sub-Adviser). As described above at the annual review, the Board Members have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Board Members have recognized the inherent limitations of determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. At the annual review at the May Meeting, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. In their review, the Board Members also noted that while the New Large-Cap Value Sub-Advisers are wholly-owned subsidiaries of Nuveen and therefore Nuveen may retain more of its management fees through such Sub-Advisers, the management fees paid to NAM are proposed to be reduced. Taking into account the foregoing along with their prior evaluation, the Board Members were satisfied that Nuveen’s level of profitability continues to be reasonable in light of the services provided. See also “Other Considerations” below.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to each New Large-Cap Value Sub-Adviser and its affiliates (including NAM) as well as any indirect benefits (such as soft dollar arrangements, if any) each expects to receive that are directly attributable to its management of Large-Cap Value, if any. See Section E below for additional information.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members have previously reviewed and considered the breakpoints in Large-Cap Value’s advisory fee schedule that reduce advisory fees depending on the Fund’s size. The fund-level breakpoint schedule will remain the same but will reflect a corresponding reduction in the management fee discussed above, subject to shareholder approval of the New Large-Cap Value Sub-Advisers. In addition to advisory fee breakpoints, the Board considered the complex-wide fee arrangement pursuant to which the fees of the funds in the Nuveen complex, including Large-Cap Value, are reduced as the assets in the fund complex reach certain levels. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. See Board Considerations, Section II, Paragraph D: “Approval of

the New Investment Management Agreements and New Sub-Advisory Agreements — Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for additional information regarding the modified schedule. Based on the foregoing, the Board Members concluded that the breakpoint schedule and revised complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits a New Large-Cap Value Sub-Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered, among other things, that an affiliate of NAM provides distribution and shareholder services to Large-Cap Value and will therefore receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan.

In addition to the above, the Board Members considered whether each New Large-Cap Value Sub-Adviser would receive any benefits from soft dollar arrangements. With respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future. With respect to HydePark, HydePark may benefit from soft-dollar arrangements pursuant to which HydePark may receive research from brokers that execute Large-Cap Value’s portfolio transactions, but the Board Members concluded that HydePark’s expected level of soft dollar usage and any corresponding benefits were reasonable.

F.	Other Considerations

In addition to the above, the Board Members recognized that the modifications in the Funds’ investment strategies would result in changes to the Large-Cap Value’s portfolio management. As noted above, the Board Members considered the Sub-Advisers’ experience in light of the Large-Cap Value’s new investment mandates. The Board Members also recognized that Symphony and HydePark are affiliated with Nuveen and will be managing a portion of the assets that were formerly managed solely by a Sub-Adviser unaffiliated with Nuveen. As Nuveen pays the Sub-Advisers out of the management fee it receives from Large-Cap Value, the Board Members recognized that Nuveen may be retaining more of the management fees through its affiliated Sub-Advisers; however, as noted above, the management fee to NAM is expected to be reduced if shareholders approve the New Large-Cap Value Sub-Advisers.

G.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of the Symphony Sub-Advisory Agreement and HydePark Sub-Advisory Agreement were fair and reasonable, that the respective New Large-Cap Value Sub-Adviser’s fees are reasonable in light of the services provided to Large-Cap Value, and that the agreements be approved, and recommended that shareholders approve such Additional Sub-Advisory Agreements.

5.	For Large-Cap Value, Approval of a Change to the Fund’s Investment Objective

As discussed above in proposal 4, the Board of Investment Trust authorized a series of changes to Large-Cap Value’s investment policies. Included among such changes is a change to the Fund’s investment objective as follows:

Current Investment Objective	Proposed Investment Objective

to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million	to provide investors long-term capital appreciation

The Fund’s investment objective is “fundamental,” which means that the change must be approved by the Fund’s shareholders in order for it to become effective. To implement the investment-related proposals discussed above, the Board of Investment Trust unanimously approved the change to the Fund’s investment objective. This change in investment objective is designed to be more succinct than the current investment objective and to broaden the mandate to be pursued by the sub-advisers as a whole. The Board unanimously recommends that shareholders approve such change. If approved by shareholders on October 12, 2007, the change in investment objective for the Fund will take effect on or about November 1, 2007. In the event shareholders of the Fund do not approve the change, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Shareholder Approval

To become effective, the change in investment objective must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The change in the Fund’s investment objective was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations. The Board also determined to submit the investment objective change for consideration by the shareholders of the Fund.

The Board of Investment Trust unanimously recommends that shareholders of Large-Cap Value vote FOR approval of the change in the Fund’s investment objective.

6.	Ratification of Independent Registered Public Accounting Firm

The Independent Board Members of each Trust’s Board have unanimously selected PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. The selection of the independent registered public accounting firm of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of PWC will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PWC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)				All Other Fees
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Multistate Trust I
Arizona Municipal	$8,541	$8,850	$0	$0	$0	$0	$1,073	$397	$2,450	$0	$0	$0	$0	$0
Colorado Municipal	7,434	7,938	0	0	0	0	994	198	2,450	0	0	0	0	0
Florida Municipal	13,201	13,073	0	0	0	0	1,387	1,341	2,450	0	0	0	0	0
Maryland Municipal	9,178	10,048	0	0	0	0	1,092	574	2,450	0	0	0	0	0
New Mexico Municipal	7,767	8,270	0	0	0	0	1,008	262	2,450	0	0	0	0	0
Pennsylvania Municipal	10,228	11,333	0	0	0	0	1,160	869	2,450	0	0	0	0	0
Virginia Municipal	12,686	13,696	0	0	0	0	1,283	1,362	2,450	0	0	0	0	0
Total for Multistate Trust I	69,035	73,208	0	0	0	0	7,997	5,003	17,150	0	0	0	0	0
Multistate Trust II
California Municipal	12,368	12,425	0	0	0	0	1,315	1,288	2,250	0	0	0	0	0
California High Yield	N/A	8,692	N/A	0	N/A	0	N/A	47	N/A	0	N/A	0	N/A	0
California Insured	12,174	12,073	0	0	0	0	1,304	1,106	2,250	0	0	0	0	0
Connecticut Municipal	12,874	12,912	0	0	0	0	1,346	1,322	2,250	0	0	0	0	0
Massachusetts Municipal	9,150	9,824	0	0	0	0	1,101	782	2,250	0	0	0	0	0
Massachusetts Insured	8,288	8,436	0	0	0	0	1,060	378	2,250	0	0	0	0	0
New Jersey Municipal	10,126	10,279	0	0	0	0	1,176	852	2,250	0	0	0	0	0
New York Municipal	14,066	14,644	0	0	0	0	1,427	1,720	2,250	0	0	0	0	0
New York Insured	14,571	14,037	0	0	0	0	1,453	1,484	2,250	0	0	0	0	0
Total for Multistate Trust II	93,617	103,322	0	0	0	0	10,182	8,979	18,000	0	0	0	0	0
Multistate Trust III
Georgia Municipal	10,113	11,540	0	0	0	0	1,161	876	2,450	0	0	0	0	0
Louisiana Municipal	8,605	8,991	0	0	0	0	1,097	423	2,450	0	0	0	0	0
North Carolina Municipal	11,577	13,613	0	0	0	0	1,249	1,208	2,450	0	0	0	0	0
Tennessee Municipal	14,007	13,990	0	0	0	0	1,416	1,512	2,450	0	0	0	0	0
Total for Multistate Trust III	44,302	48,134	0	0	0	0	4,923	4,019	9,800	0	0	0	0	0
Multistate Trust IV
Kansas Municipal	9,450	9,742	0	0	0	0	1,116	588	2,450	0	0	0	0	0
Kentucky Municipal	17,007	16,612	0	0	0	0	1,629	2,094	2,450	0	0	0	0	0
Michigan Municipal	11,888	11,964	0	0	0	0	1,295	1,066	2,450	0	0	0	0	0
Missouri Municipal	12,281	12,452	0	0	0	0	1,307	1,184	2,450	0	0	0	0	0
Ohio Municipal	18,770	18,330	0	0	0	0	1,739	2,437	2,450	0	0	0	0	0
Wisconsin Municipal	7,515	8,073	0	0	0	0	998	212	2,450	0	0	0	0	0
Total for Multistate Trust IV	76,911	77,173	0	0	0	0	8,084	7,581	14,700	0	0	0	0	0

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)				All Other Fees
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Municipal Trust
All-American	14,526	15,267	0	0	0	0	2,837	1,739	2,450	0	0	0	0	0
High Yield Municipal	70,168	118,029	0	0	0	0	6,526	19,181	2,450	0	0	0	0	0
Insured Municipal	25,462	24,294	0	0	0	0	5,892	3,753	2,450	0	0	0	0	0
Intermediate Duration	62,371	58,049	0	0	0	0	15,764	11,174	2,450	0	0	0	0	0
Limited Term	23,594	20,934	0	0	0	0	5,631	3,149	2,450	0	0	0	0	0
Total for Municipal Trust	196,121	236,573	0	0	0	0	36,650	38,996	12,250	0	0	0	0	0
Investment Trust
Balanced Municipal and Stock	8,258	8,210	0	0	0	0	932	348	2,450	0	0	0	0	0
Balanced Stock and Bond	7,434	7,506	0	0	0	0	932	262	2,450	0	0	0	0	0
Large-Cap Value	25,178	24,408	0	0	0	0	932	2,475	2,450	0	0	0	0	0
Global Value	5,490	6,230	0	0	0	0	1,319	70	2,450	0	0	0	0	0
NWQ Large-Cap Value	N/A	5,629	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
NWQ Multi-Cap Value	34,314	53,292	0	0	0	0	932	5,447	2,450	0	0	0	0	0
NWQ Small-Cap Value	5,864	12,222	0	0	0	0	1,703	423	2,450	0	0	0	0	0
NWQ Small/Mid-Cap Value	N/A	5,664	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
Tradewinds Value Opportunities	7,045	18,475	0	0	0	0	2,123	1,051	2,450	0	0	0	0	0
Total for Investment Trust	93,583	141,636	0	0	0	0	8,873	10,076	17,150	0	0	0	0	0
Investment Trust II
Rittenhouse Growth	11,137	9,678	0	0	0	0	1,382	587	2,450	0	0	0	0	0
Santa Barbara Dividend Growth	2,665	5,602	0	0	0	0	0	5	2,450	0	0	0	0	0
Santa Barbara Growth	2,665	5,683	0	0	0	0	0	9	2,450	0	0	0	0	0
Santa Barbara Growth Opportunities	2,626	5,592	0	0	0	0	0	5	2,450	0	0	0	0	0
Tradewinds Global All-Cap	2,626	12,178	0	0	0	0	0	493	2,450	0	0	0	0	0
Tradewinds International Value	23,292	43,343	0	0	0	0	1,382	3,830	2,450	0	0	0	0	0
Total for Investment Trust II	45,011	82,076	0	0	0	0	2,764	4,929	14,700	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represents amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400 for Ernst & Young, LLP and $113,550 for PricewaterhouseCoopers LLP in 2006. Beginning with Fund fiscal years ended August 31, 2006, the independent registered public accounting firms no longer prepared the Fund tax returns.

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)				All Other Fees
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006

Investment Trust III
Multi-Strategy Income	18,385	25,107	0	0	0	0	0	932	2,250	0	0	0	0	0
High Yield	18,509	25,096	0	0	0	0	0	932	2,250	0	0	0	0	0
Short Duration	18,445	25,100	0	0	0	0	0	932	2,250	0	0	0	0	0
Total for Investment Trust III	55,339	75,303	0	0	0	0	0	2,796	6,750	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represents amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400 for Ernst & Young, LLP and $113,550 for PricewaterhouseCoopers LLP in 2006. Beginning with Fund fiscal years ended August 31, 2006, the independent registered public accounting firms no longer prepared the Fund tax returns.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Multistate Trust I
Arizona Municipal	$1,073	$397	$2,450	$0	$0	$0	$3,523	$397
Colorado Municipal	994	198	2,450	0	0	0	3,444	198
Florida Municipal	1,387	1,341	2,450	0	0	0	3,837	1,341
Maryland Municipal	1,092	574	2,450	0	0	0	3,542	574
New Mexico Municipal	1,008	262	2,450	0	0	0	3,458	262
Pennsylvania Municipal	1,160	869	2,450	0	0	0	3,610	869
Virginia Municipal	1,283	1,362	2,450	0	0	0	3,733	1,362
Total for Multistate Trust I	7,997	5,003	17,150	0	0	0	25,147	5,003
Multistate Trust II
California Municipal	1,315	1,288	2,250	0	0	0	3,565	1,288
California High Yield	N/A	47	N/A	0	N/A	0	N/A	47
California Insured	1,304	1,106	2,250	0	0	0	3,554	1,106
Connecticut Municipal	1,346	1,322	2,250	0	0	0	3,596	1,322
Massachusetts Municipal	1,101	782	2,250	0	0	0	3,351	782
Massachusetts Insured	1,060	378	2,250	0	0	0	3,310	378
New Jersey Municipal	1,176	852	2,250	0	0	0	3,426	852
New York Municipal	1,427	1,720	2,250	0	0	0	3,677	1,720
New York Insured	1,453	1,484	2,250	0	0	0	3,703	1,484
Total for Multistate Trust II	10,182	8,979	18,000	0	0	0	28,182	8,979

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Multistate Trust III
Georgia Municipal	1,161	876	2,450	0	0	0	3,611	876
Louisiana Municipal	1,097	423	2,450	0	0	0	3,547	423
North Carolina Municipal	1,249	1,208	2,450	0	0	0	3,699	1,208
Tennessee Municipal	1,416	1,512	2,450	0	0	0	3,866	1,512
Total for Multistate Trust III	4,923	4,019	9,800	0	0	0	14,723	4,019
Multistate Trust IV
Kansas Municipal	1,116	588	2,450	0	0	0	3,566	588
Kentucky Municipal	1,629	2,094	2,450	0	0	0	4,079	2,094
Michigan Municipal	1,295	1,066	2,450	0	0	0	3,745	1,066
Missouri Municipal	1,307	1,184	2,450	0	0	0	3,757	1,184
Ohio Municipal	1,739	2,437	2,450	0	0	0	4,189	2,437
Wisconsin Municipal	998	212	2,450	0	0	0	3,448	212
Total for Multistate Trust IV	8,084	7,581	14,700	0	0	0	22,784	7,581
Municipal Trust
All-American	2,837	1,739	2,450	0	0	0	5,287	1,739
High Yield Municipal	6,526	19,181	2,450	0	0	0	8,976	19,181
Insured Municipal	5,892	3,753	2,450	0	0	0	8,342	3,753
Intermediate Duration	15,764	11,174	2,450	0	0	0	18,214	11,174
Limited Term	5,631	3,149	2,450	0	0	0	8,081	3,149
Total for Municipal Trust	36,650	38,996	12,250	0	0	0	48,900	38,996

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Investment Trust
Balanced Municipal and Stock	932	348	2,450	0	0	0	3,382	348
Balanced Stock and Bond	932	262	2,450	0	0	0	3,382	262
Large-Cap Value	932	2,475	2,450	0	0	0	3,382	2,475
Global Value	1,319	70	2,450	0	0	0	3,769	70
NWQ Large-Cap Value	N/A	0	N/A	0	N/A	0	N/A	0
NWQ Multi-Cap Value	932	5,447	2,450	0	0	0	3,382	5,447
NWQ Small-Cap Value	1,703	423	2,450	0	0	0	4,153	423
NWQ Small/Mid-Cap Value	N/A	0	N/A	0	N/A	0	N/A	0
Tradewinds Value Opportunities	2,123	1,051	2,450	0	0	0	4,574	1,051
Total for Investment Trust	8,873	10,076	17,150	0	0	0	26,024	10,076
Investment Trust II
Rittenhouse Growth	1,382	587	2,450	0	0	0	3,832	587
Santa Barbara Dividend Growth	0	5	2,450	0	0	0	2,450	5
Santa Barbara Growth	0	9	2,450	0	0	0	2,450	9
Santa Barbara Growth Opportunities	0	5	2,450	0	0	0	2,450	5
Tradewinds Global All-Cap	0	493	2,450	0	0	0	2,450	493
Tradewinds International Value	1,382	3,830	2,450	0	0	0	3,832	3,830
Total for Investment Trust II	2,764	4,929	14,700	0	0	0	17,464	4,929

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006

Investment Trust III
Multi-Strategy Income	0	932	2,250	0	0	0	2,250	932
High Yield	0	932	2,250	0	0	0	2,250	932
Short Duration	0	932	2,250	0	0	0	2,250	932
Total for Investment Trust III	0	2,796	6,750	0	0	0	6,750	2,796

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

The Board of each Trust unanimously recommends that shareholders of the Funds vote FOR ratification of the selection of the independent registered public accounting firm.

Additional Information

Information about the Underwriter

Nuveen Investments, LLC (the “Underwriter”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. The underwriter is a wholly-owned subsidiary of Nuveen.

Shareholder Proposals

The Trusts generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because each Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before a Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid 90% by Nuveen and 10% by the Funds (allocated among the Funds based on relative net assets), except that the expenses for Large-Cap Value will be paid 50% by Nuveen and 50% by Large-Cap Value. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $12,000 per Fund plus reasonable expenses, which costs will be borne by Nuveen except to the extent that the solicitation pertains to proposals 3 to 6.

Fiscal Year

The last fiscal year end for each of the Funds is as follows: September 30, 2006 for all Funds in Investment Trust III; February 28, 2007 for all Funds in Multistate Trust II; April 30, 2007 for all Funds in Municipal Trust; May 31, 2007 for all Funds in Multistate Trust I, Multistate Trust III and Multistate Trust IV; June 30, 2007 for all Funds in Investment Trust; and July 31, 2007 for all Funds in Investment Trust II.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund approximately 60 days following the end of each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
August 29, 2007

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2006.

Dollar Range of Equity Securities(1)
Multistate Trust I
	Arizona	Colorado	Florida	Maryland	New Mexico	Pennsylvania	Virginia
Board Member Nominees	Municipal	Municipal	Municipal	Municipal	Municipal	Municipal	Municipal

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0	$0	$0	$0

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
Multistate Trust II
	California	California	California	Connecticut	Massachusetts	Massachusetts	New Jersey	New York	New York
Board Member Nominees	Municipal	High Yield	Insured	Municipal	Municipal	Insured	Municipal	Municipal	Insured

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
Multistate Trust III
				Tennessee
	Georgia	Louisiana	North Carolina	Municipal
Board Member Nominees	Municipal	Municipal	Municipal	Funds

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0
Carole E. Stone(2)	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
Multistate Trust IV
Board Member	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Nominees	Municipal	Municipal	Municipal	Municipal	Municipal	Municipal

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0	$0	$0

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
Municipal Trust
Board Member		High Yield	Insured	Intermediate	Limited
Nominees	All-American	Municipal	Municipal	Duration	Term

Nominees who are not interested persons of the Fund
Robert P. Bremner	$1 - $10,000	$0	$0	$1 - $10,000	$0
Jack B. Evans	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0
Carole E. Stone(2)	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	Over $100,000	$0	Over $100,000	$0

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
Investment Trust
Board Member	Balanced Municipal	Balanced Stock	Large-Cap		NWQ	NWQ	NWQ	NWQ	Tradewinds Value
Nominees	and Stock	and Bond	Value	Global Value	Large-Cap Value	Multi-Cap Value	Small-Cap Value	Small/Mid-Cap Value	Opportunities

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$10,001- $50,000	$0	$0	$10,001- $50,000	$0	$0	$0
Jack B. Evans	$0	$10,001- $50,000	Over $100,000	$0	$0	$50,001- $100,000	$0	$0	$0
William C. Hunter	$0	Over $100,000	$0	$0	$0	Over $100,000	$10,001- $50,000	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	Over $100,000	$0	$0	$0
William J. Schneider	$0	$0	Over $100,000	Over $100,000	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$50,001- $100,000	$50,001- $100,000	$0	$10,001- $50,000	$10,001- $50,000	$0	$10,001- $50,000
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	Over $100,000	$0	$0	Over $100,000	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
Investment Trust II
		Santa Barbara		Santa Barbara	Tradewinds	Tradewinds
	Rittenhouse	Dividend	Santa Barbara	Growth	Global	International
Board Member Nominees	Growth	Growth	Growth	Opportunities	All-Cap	Value

Nominees who are not interested persons of the Fund
Robert P. Bremner	$1- $10,000	$0	$0	$0	$0	$10,001- $50,000
Jack B. Evans	Over $100,000	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$50,001- $100,000	$0	$0	$0	$0	$0
Judith M. Stockdale	$10,001- $50,000	$0	$0	$0	$0	$10,001- $50,000
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	Over $100,000	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
	Investment Trust III
				Aggregate
				Dollar Range
				of Equity
				Securities in
				All Registered
				Investment
				Companies
				Overseen by
				Board Member
				Nominees in
				Family of
Board Member				Investment
Nominees	Multi-Strategy Income	High Yield	Short Duration	Companies

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	Over $100,000
Carole E. Stone(2)	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

The following table sets forth, for each Board Member and for the Board Members and Officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and Officer.

Fund Shares Owned By Board Members and Officers(1)
Multistate Trust I
Board Member	Arizona	Colorado	Florida	Maryland	New Mexico	Pennsylvania	Virginia
Nominees	Municipal	Municipal	Municipal	Municipal	Municipal	Municipal	Municipal

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Multistate Trust II
Board Member	California	California	California	Connecticut	Massachusetts	Massachusetts	New Jersey	New York	New York
Nominees	Municipal	High Yield	Insured	Municipal	Municipal	Insured	Municipal	Municipal	Insured

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Multistate Trust III
Board Member	Georgia	Louisiana	North Carolina	Tennessee
Nominees	Municipal	Municipal	Municipal	Municipal

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0
Jack B. Evans	0	0	0	0
William C. Hunter	0	0	0	0
David J. Kundert	0	0	0	0
William J. Schneider	0	0	0	0
Judith M. Stockdale	0	0	0	0
Carole E. Stone(2)	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Multistate Trust IV
Board Member	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Nominees	Municipal	Municipal	Municipal	Municipal	Municipal	Municipal

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Municipal Trust
		High Yield	Insured	Intermediate	Limited
Board Member Nominees	All-American	Municipal	Municipal	Duration	Term

Nominees who are not interested persons of the Fund
Robert P. Bremner	317	0	0	307	0
Jack B. Evans	0	0	0	0	0
William C. Hunter	0	0	0	0	0
David J. Kundert	0	0	0	0	0
William J. Schneider	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	11,753	0	186,707	0
All Board Members and Officers as a Group	8,747	15,177	0	220,648	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Investment Trust
	Balanced	Balanced			NWQ	NWQ	NWQ	NWQ	Tradewinds
Board Member	Municipal	Stock	Large-Cap	Global	Large-Cap	Multi-Cap	Small-Cap	Small/Mid-Cap	Value
Nominees	and Stock	and Bond	Value	Value	Value	Value	Value	Value	Opportunities

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	648	0	0	1,924	0	0	0
Jack B. Evans	0	1,783	6,393	0	0	2,974	0	0	0
William C. Hunter	0	4,894	0	0	0	4,827	759	0	0
David J. Kundert	0	0	0	0	0	9.145	0	0	0
William J. Schneider	0	0	16,112	11,315	0	0	0	0	0
Judith M. Stockdale	0	0	2,479	1,656	0	1,764	1,470	0	1,427
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	40,412	0	0	113,935	0	0	10,358
All Board Members and Officers as a Group	0	19,414	131,353	12,971	0	181,865	2,229	0	14,703

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Investment Trust II
				Santa Barbara	Tradewinds	Tradewinds
Board Member	Rittenhouse	Santa Barbara	Santa Barbara	Growth	Global	International
Nominees	Growth	Dividend Growth	Growth	Opportunities	All-Cap	Value

Nominees who are not interested persons of the Fund
Robert P. Bremner	298	0	0	0	0	1,477
Jack B. Evans	4,794	0	0	0	0	5,293
William C. Hunter	0	0	0	0	0	3,298
David J. Kundert	0	0	0	0	0	0
William J. Schneider	2,690	0	0	0	0	0
Judith M. Stockdale	1,652	0	0	0	0	1,250
Carole E. Stone(2)	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	12,279	0	0	0	0	31,209
All Board Members and Officers as a Group	73,504	0	0	0	0	101,358

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)

Board Member	Investment Trust III
Nominees	Multi-Strategy Income	High Yield	Short Duration

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0
Jack B. Evans	0	0	0
William C. Hunter	0	0	0
David J. Kundert	0	0	0
William J. Schneider	0	0	0
Judith M. Stockdale	0	0	0
Carole E. Stone(2)	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0
All Board Members and Officers as a Group	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described herein.

(2)	In December 2006, Ms. Stone was appointed to each Trust’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Appendix B

Dates Relating to Original Investment
Management Agreements

Date Original
Investment
	Date of Original	Management	Date Original Investment
	Investment	Agreement was Last	Management Agreement
	Management	Approved by	was Last Approved for
Trust	Agreement	Shareholders	Continuance by Board

Multistate Trust I	July 28, 2005	July 26, 2005(1)	May 21, 2007
Multistate Trust II,	July 28, 2005	July 26, 2005(1)	May 21, 2007
except California High Yield
California High Yield	March 27, 2006	March 27, 2006(2)	May 21, 2007

Multistate Trust III	July 28, 2005	July 26, 2005(1)	May 21, 2007

Multistate Trust IV	July 28, 2005	July 26, 2005(1)	May 21, 2007

Municipal Trust	July 28, 2005	July 26, 2005(1)	May 21, 2007

Investment Trust,	July 28, 2005	July 26, 2005(1)	May 21, 2007
except NWQ Large-Cap Value and NWQ Small/Mid-Cap Value
NWQ Large-Cap Value and NWQ Small/Mid-Cap Value	November 15, 2006	December 11, 2006(2)	N/A

Investment Trust II,	March 1, 2006	March 27, 2006(2)	May 21, 2007
except Rittenhouse Growth and Tradewinds International Value
Rittenhouse Growth and Tradewinds International Value	July 28, 2005	July 26, 2005(1)	May 21, 2007

Investment Trust III	April 28, 2006	April 28, 2006(2)	May 21, 2007

(1)	The Original Investment Management Agreement was approved at a shareholders meeting held July 26, 2005 relating to a previous change in control of NAM.

(2)	The Original Investment Management Agreement was approved by a Consent of Sole Shareholder.

B-1

Appendix C

Form of Investment Management Agreement

AGREEMENT made as of the [     ] day of [     ], by and between <NAME OF TRUST>, a Massachusetts business trust (the “Fund”), and NUVEEN ASSET MANAGEMENT, a Delaware corporation (the “Adviser”), to be effective [           , 2007].

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund’s series as set forth on Exhibit A attached hereto (the “Portfolios”) or as may exist from time to time in accordance with the Fund’s investment objective and policies and limitations relating to such Portfolio, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the assets of each Portfolio shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of l940 covering the Fund’s Portfolios’ shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s custodian, transfer agent and shareholder service agent, and the like) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2. For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A. The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

<SCHEDULE FOR EACH PORTFOLIO>

B. The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level	Effective Rate
Asset Breakpoint Level	at Breakpoint
($ million)	Level (%)

55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C. “Eligible Funds”, for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D. For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3. [In addition to the services and facilities described in Section 1, the Adviser shall assume and pay, but only to the extent hereinafter provided, the following expenses related to the <CERTAIN PORTFOLIOS>only: (x) any expenses for services rendered by a custodian for the safekeeping of those Portfolio’s securities or property, for keeping its books of account, for calculating the net asset value of the Portfolios as provided in the Declaration of Trust of the Fund, and any other charges of the custodian; and (y) the cost and expenses of the Portfolios; operations, including compensation of the trustees, transfer, dividend disbursing and shareholder service agent expenses, legal fees, expenses of independent accountants, costs of share certificates, expenses of preparing, printing and distributing reports to shareholders and governmental agencies, and all fees payable to Federal, State, or other governmental agencies on account of the registration of securities issued by the Portfolios, filing of corporate documents or otherwise. Notwithstanding the foregoing, the Adviser shall not be obligated to assume or pay interest, taxes, fees incurred in acquiring and disposing of portfolio securities or extraordinary expenses of the Portfolios. The Portfolios shall not incur any obligation for management or administrative expenses which the Portfolio intends the Adviser to assume and pay hereunder without first obtaining the written approval of the Adviser.

The foregoing enumerated expenses for the <PORTFOLIOS> are hereby assumed by the Adviser to the extent they, together with the Adviser’s fee payable hereunder (but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses), exceed during any fiscal year . < >% of < PORTFOLIO>’s average net assets for such year, or < >% of <PORTFOLIO>’s average net assets for such year; to the extent they do not exceed such percentages, such expenses shall be properly chargeable to those Portfolios. If, at the end of any month, the expenses of the Portfolios properly chargeable to the income account on a year-to-date basis shall exceed the appropriate percentage of average net assets, the payment to the Adviser for that month shall be reduced and, if necessary, the Adviser shall assume and pay expenses pursuant hereto so that the total year-to-date net expense will not exceed such percentage. As of the end of the Portfolios’ fiscal year the foregoing computation and assumption of expenses shall be readjusted, if necessary, so that the expenses assumed and paid by the Adviser, if any, are such, and the aggregate compensation payable to the Adviser related to each Portfolio for the year, (otherwise equal to the percentage set forth in Section 2 hereof of the average net asset value as determined and described herein throughout the fiscal year) is diminished as may be necessary, so that the total amount of expenses of each Portfolio borne by the Fund shall not exceed the applicable expense limitation.]*

The net asset value of each Portfolio shall be calculated as provided in the Declaration of Trust of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of a Portfolio shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4. Regardless of any of the above provisions, the Adviser guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Portfolio any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell shares of the Portfolio after exceeding such limitation. Except as otherwise agreed to by the Fund or the Adviser or unless otherwise required by the law or regulation of any state, any reimbursement by the Adviser to a Portfolio under this section shall not exceed the management fee payable to the Adviser by a Portfolio under this Agreement.

5.	The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6.	Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents,

shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

7.	The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.	The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Portfolio of the Fund may also be appropriate for other Portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund’s Portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Portfolio and another fund’s portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund Portfolio or Portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund Portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund Portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

9.	This Agreement shall continue in effect until <August 1, 2008>, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of l940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees, or, with respect to any Fund Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or, with respect to any Fund Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

10.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

11.	The Adviser and its affiliates reserve the right to grant, at any time, the use of the name “Nuveen”, or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes “Nuveen”, or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association. ?

12.	Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

13.	The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

<NAME OF TRUST>

by:
[Title]

Attest:
[Title]

NUVEEN ASSET MANAGEMENT

by:
[Title]

Attest:
[Title]

*	bracketed language applicable to Nuveen Municipal Trust, Nuveen Multistate Trust II and Nuveen Multistate Trust IV

Exhibit A

<LIST OF EACH FUND IN THE TRUST>

Appendix D

Form of Management Agreement
Management Agreement
Between
<NAME OF TRUST>
and
Nuveen Asset Management

<NAME OF TRUST>, a Massachusetts business trust registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Trust”), hereby appoints Nuveen Asset Management, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Trust and Manager hereby agree that:

1.	Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust’s Board of Trustees (“Trustees”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a)	to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b)	to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Trust’s agreement and declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c)	unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d)	to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e)	to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f)	to make available to Trust promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Trust; and

(g)	to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2.	Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Trustees, Manager shall provide to the Trust facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Trust’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Trust’s Custodian pursuant to the Custody Agreement, those services to be performed by the Trust’s Transfer Agent pursuant to the Transfer Agency Agreement, those services to be provided by the Trust’s Custodian pursuant to the Accounting

Agreement and those services normally performed by the Trust’s counsel and auditors.

3.	Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4.	Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a)	all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b)	all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c)	all charges for and accounting services provided to Trust by Manager, or any other provider of such services;

(d)	all charges for services of Trust’s independent auditors and for services to Trust by legal counsel;

(e)	all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f)	all expenses incidental to holding meetings of holders of units of interest in the Trust (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g)	all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h)	all expenses related to preparing and transmitting certificates representing Trust shares;

(i)	all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j)	all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k)	all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l)	all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust’s shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)	all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n)	all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5.	Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6.	Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7.	Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

8.	State Expense Limitation. If for any fiscal year of a Fund, its aggregate operating expenses (“Aggregate Operating Expenses”) exceed the applicable percentage expense limit imposed under the securities law and regulations of any state in which Shares of the Fund are qualified for sale (the “State Expense Limit”), the Manager shall pay such Fund the amount of such excess. For purposes of this State

Expense Limit, Aggregate Operating Expenses shall (a) include (i) any fees or expenses reimbursements payable to Manager pursuant to this Agreement and (ii) to the extent the Fund invests all or a portion of its assets in another investment company registered under the 1940 Act, the pro rata portion of that company’s operating expenses allocated to the Fund, and (iii) any compensation payable to Manager pursuant to any separate agreement relating to the Fund’s administration, but (b) exclude any interest, taxes, brokerage commissions, and other normal charges incident to the purchase, sale or loan of securities, commodity interests or other investments held by the Fund, litigation and indemnification expense, and other extraordinary expenses not incurred in the ordinary course of business. Except as otherwise agreed to by the parties or unless otherwise required by the law or regulation of any state, any reimbursement by Manager to a Fund under this section shall not exceed the management fee payable to Manager by the Fund under this Agreement.

Any payment to a Fund by Manager hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of the month. An adjustment for payments made during any fiscal year of the Fund shall be made on or before the last day of the first month following such fiscal year of the Fund if the Annual Operating Expenses for such fiscal year (i) do not exceed the State Expense Limitation or (ii) for such fiscal year there is no applicable State Expense Limit.

9.	Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager’s duties hereunder.

10.	Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

11.	Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

12.	Amendment. This Agreement may not be amended as to the Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Trust or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

13.	Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Trust. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund for an initial period expiring August 1, 2008 and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a “vote of a majority of the outstanding shares” of the Fund.

14.	Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

15.	Non-Liability of Trustees and Shareholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of Trust. Neither the authorization of any action by the Trustees or Shareholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Shareholder.

16.	Use of Manager’s Name. Trust may use the name “<NAME OF TRUST>” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

17.	References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder”’ shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: <date>

Attest

<TITLE>

Attest

<TITLE>

<NAME OF TRUST>

By
<TITLE>

Nuveen Asset Management

By
<TITLE>

<NAME OF TRUST>
Management Agreement

Schedule A

The Funds of the Trust currently subject to this Agreement and the effective date of each are as follows:

<LIST OF PORTFOLIOS> <EFFECTIVE AS OF          >

<NAME OF TRUST>
Management Agreement

Schedule B

a.	Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund: Each Fund’s Management Fee will equal the sum of a Fund-Level Fee and a Complex-Level Fee. Certain Funds are subject to expense limitations as described in this Schedule.

b.	The Fund-Level Fee for each Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

<SCHEDULE FOR EACH PORTFOLIO>

c.	Nuveen Asset Management will waive fees and reimburse expenses in order to prevent total annual fund operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding the percentage of the average daily net assets of any class of fund shares of each Fund as shown on the table below, subject in all cases to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

<SCHEDULE FOR CERTAIN PORTFOLIOS>

d.	The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined in section 2 below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level	Effective Rate
Asset	at Breakpoint
Breakpoint Level	Level
($ million)	(%)

55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

e.	“Eligible Funds”, for purposes of the Agreement as so amended, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the advisor’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

Appendix E

Complex-Level Fee Rates(1)

Complex Daily	Effective Rate at
Net Assets	Complex Daily
Breakpoint Level	Net Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

Fund-Level Fee Rates, Aggregate Management
Fees Paid and Net Assets

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

Multistate Trust I
Arizona Municipal	For the first $125 million	0.3500%	$473,767	$85,532,758
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Colorado Municipal	For the first $125 million	0.3500%	$231,924	$43,685,730
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

Florida Municipal	For the first $125 million	0.3500%	$1,553,611	$279,653,416
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Maryland Municipal	For the first $125 million	0.3500%	$715,419	$145,360,602
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

New Mexico Municipal	For the first $125 million	0.3500%	$315,075	$59,696,857
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Pennsylvania Municipal	For the first $125 million	0.3500%	$1,038,185	$215,293,727
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Virginia Municipal	For the first $125 million	0.3500%	$1,608,827	$328,690,414
	For the next $125 million	0.3375%
	For the first $250 million	0.3250%
	For the first $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Multistate Trust II
California Municipal(2)	For the first $125 million	0.3500%	$1,490,267	$298,010,532
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

California High Yield(2)	For the first $125 million	0.4000%	$47,391	$40,099,870
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets over $2 billion	0.3250%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

California Insured(2)	For the first $125 million	0.3500%	$1,310,211	$237,323,368
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Connecticut Municipal	For the first $125 million	0.3500%	$1,537,553	$306,420,854
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Massachusetts Municipal(2)	For the first $125 million	0.3500%	$894,629	$169,405,824
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Massachusetts Insured(2)	For the first $125 million	0.3500%	$456,356	$78,705,272
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

New Jersey Municipal	For the first $125 million	0.3500%	$974,109	$193,663,403
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

New York Municipal(2)	For the first $125 million	0.3500%	$1,975,685	$395,280,225
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

New York Insured(2)	For the first $125 million	0.3500%	$1,744,406	$311,700,785
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

Multistate Trust III
Georgia Municipal	For the first $125 million	0.3500%	$1,051,282	$218,689,343
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Louisiana Municipal	For the first $125 million	0.3500%	$495,594	$90,766,193
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

North Carolina Municipal	For the first $125 million	0.3500%	$1,469,763	$337,362,936
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Tennessee Municipal	For the first $125 million	0.3500%	$1,761,183	$328,608,463
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Multistate Trust IV
Kansas Municipal	For the first $125 million	0.3500%	$698,502	$125,888,824
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Kentucky Municipal	For the first $125 million	0.3500%	$2,409,198	$449,962,812
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Michigan Municipal	For the first $125 million	0.3500%	$1,253,186	$229,502,129
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

Missouri Municipal	For the first $125 million	0.3500%	$1,382,623	$256,683,352
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Ohio Municipal(2)	For the first $125 million	0.3500%	$2,806,720	$530,584,378
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Wisconsin Municipal	For the first $125 million	0.3500%	$256,347	$52,007,176
	For the next $125 million	0.3375%
	For the next $250 million	0.3250%
	For the next $500 million	0.3125%
	For the next $1 billion	0.3000%
	For the next $3 billion	0.2750%
	For net assets over $5 billion	0.2500%

Municipal Trust
All-American	For the first $125 million	0.3000%	$1,826,184	$387,679,017
	For the next $125 million	0.2875%
	For the next $250 million	0.2750%
	For the next $500 million	0.2625%
	For the next $1 billion	0.2500%
	For the next $3 billion	0.2250%
	For net assets over $5 billion	0.2125%

High Yield Municipal	For the first $125 million	0.4000%	$22,582,470	$5,349,474,305
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets over $2 billion	0.3250%

Insured Municipal(2)	For the first $125 million	0.3000%	$3,850,408	$803,777,605
	For the next $125 million	0.2875%
	For the next $250 million	0.2750%
	For the next $500 million	0.2625%
	For the next $1 billion	0.2500%
	For the next $3 billion	0.2250%
	For net assets over $5 billion	0.2125%

Intermediate Duration(2)	For the first $125 million	0.3000%	$10,936,656	$2,498,559,766
	For the next $125 million	0.2875%
	For the next $250 million	0.2750%
	For the next $500 million	0.2625%
	For the next $1 billion	0.2500%
	For the next $3 billion	0.2250%
	For net assets over $5 billion	0.2125%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

Limited Term	For the first $125 million	0.2500%	$2,899,904	$677,385,931
	For the next $125 million	0.2375%
	For the next $250 million	0.2250%
	For the next $500 million	0.2125%
	For the next $1 billion	0.2000%
	For the next $3 billion	0.1750%
	For net assets over $5 billion	0.1625%

Investment Trust
Balanced Municipal and Stock(2)	For the first $125 million	0.5500%	$574,090	$78,386,300
	For the next $125 million	0.5375%
	For the next $250 million	0.5250%
	For the next $500 million	0.5125%
	For the next $1 billion	0.5000%
	For net assets over $2 billion	0.4750%

Balanced Stock and Bond(2)	For the first $125 million	0.5500%	$423,283	$58,279,605
	For the next $125 million	0.5375%
	For the next $250 million	0.5250%
	For the next $500 million	0.5125%
	For the next $1 billion	0.5000%
	For net assets over $2 billion	0.4750%

Large-Cap Value(2),(3)	For the first $125 million	0.6500%	$4,500,540	$573,271,958
	For the next $125 million	0.6375%
	For the next $250 million	0.6250%
	For the next $500 million	0.6125%
	For the next $1 billion	0.6000%
	For net assets over $2 billion	0.5750%

Global Value(2)	For the first $125 million	0.8000%	$167,248	$21,274,453
	For the next $125 million	0.7875%
	For the next $250 million	0.7750%
	For the next $500 million	0.7625%
	For the next $1 billion	0.7500%
	For net assets over $2 billion	0.7250%

NWQ Large-Cap Value(2)	For the first $125 million	0.6500%	$18,842	$12,121,024
	For the next $125 million	0.6375%
	For the next $250 million	0.6250%
	For the next $500 million	0.6125%
	For the next $1 billion	0.6000%
	For net assets over $2 billion	0.5750%

NWQ Multi-Cap Value	For the first $125 million	0.6500%	$10,273,282	$1,500,395,067
	For the next $125 million	0.6375%
	For the next $250 million	0.6250%
	For the next $500 million	0.6125%
	For the next $1 billion	0.6000%
	For net assets over $2 billion	0.5750%

NWQ Small-Cap Value(2)	For the first $125 million	0.8000%	$1,377,470	$228,044,773
	For the next $125 million	0.7875%
	For the next $250 million	0.7750%
	For the next $500 million	0.7625%
	For the next $1 billion	0.7500%
	For net assets over $2 billion	0.7250%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

NWQ Small/Mid-Cap Value(2)	For the first $125 million	0.7500%	$110,955	$219,646,931
	For the next $125 million	0.7375%
	For the next $250 million	0.7250%
	For the next $500 million	0.7125%
	For the next $1 billion	0.7000%
	For net assets over $2 billion	0.6750%

Tradewinds Value Opportunities(2)	For the first $125 million	0.8000%	$2,922,544	$512,836,293
	For the next $125 million	0.7875%
	For the next $250 million	0.7750%
	For the next $500 million	0.7625%
	For the next $1 billion	0.7500%
	For net assets over $2 billion	0.7250%

Investment Trust II
Rittenhouse Growth(2)	For the first $125 million	0.6500%	$1,053,356	$119,843,752
	For the next $125 million	0.6375%
	For the next $250 million	0.6250%
	For the next $500 million	0.6125%
	For the next $1 billion	0.6000%
	For net assets over $2 billion	0.5750%

Santa Barbara Dividend Growth(2)	For the first $125 million	0.6000%	$11,787	$2,979,796
	For the next $125 million	0.5875%
	For the next $250 million	0.5750%
	For the next $500 million	0.5625%
	For the next $1 billion	0.5500%
	For net assets over $2 billion	0.5250%

Santa Barbara Growth(2)	For the first $125 million	0.7000%	$28,491	$6,008,675
	For the next $125 million	0.6875%
	For the next $250 million	0.6750%
	For the next $500 million	0.6625%
	For the next $1 billion	0.6500%
	For net assets over $2 billion	0.6250%

Santa Barbara Growth	For the first $125 million	0.8000%	$10,617	$1,161,436
Opportunities(2)	For the next $125 million	0.7875%
	For the next $250 million	0.7750%
	For the next $500 million	0.7625%
	For the next $1 billion	0.7500%
	For net assets over $2 billion	0.7250%

Tradewinds Global All-Cap(2)	For the first $125 million	0.7500%	$1,481,180	$232,748,135
	For the next $125 million	0.7375%
	For the next $250 million	0.7250%
	For the next $500 million	0.7125%
	For the next $1 billion	0.7000%
	For net assets over $2 billion	0.6750%

Tradewinds International Value(2)	For the first $125 million	0.8500%	$9,657,682	$996,840,417
	For the next $125 million	0.8375%
	For the next $250 million	0.8250%
	For the next $500 million	0.8125%
	For the next $1 billion	0.8000%
	For net assets over $2 billion	0.7750%

			Fees Paid to
			the Adviser
	Fund Average		During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

Investment Trust III
Multi-Strategy Income(2)	For the first $125 million	0.3000%	$56,095	$13,117,711
	For the next $125 million	0.2875%
	For the next $250 million	0.2750%
	For the next $500 million	0.2625%
	For the next $1 billion	0.2500%
	For net assets over $2 billion	0.2250%

High Yield(2)	For the first $125 million	0.4000%	$66,054	$27,479,846
	For the next $125 million	0.3875%
	For the next $250 million	0.3750%
	For the next $500 million	0.3625%
	For the next $1 billion	0.3500%
	For net assets over $2 billion	0.3250%

Short Duration(2)	For the first $125 million	0.2000%	$46,706	$12,500,010
	For the next $125 million	0.1875%
	For the next $250 million	0.1750%
	For the next $500 million	0.1625%
	For the next $1 billion	0.1500%
	For net assets over $2 billion	0.1250%

(1)	Prior to August 20, 2007, the complex-level fee rates were based on the following schedule:

Complex Daily	Effective Rate at
Net Assets	Complex Daily
Breakpoint Level	Net Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1698%
$125 billion	0.1617%
$200 billion	0.1536%
$250 billion	0.1509%
$300 billion	0.1499%

(2)	The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the following Funds in order to limit operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) in the amounts and for the time periods stated in the table below. The Adviser may also voluntarily reimburse additional expenses form time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

	Current	Current Expense Cap	Permanent
	Expense Cap	Expiration Date	Expense Cap

Multistate Trust II
California Municipal	—	—	0.750%
California High Yield	0.750%	June 30, 2009	1.000%
California Insured	—	—	0.975%
Massachusetts Municipal	—	—	0.750%
Massachusetts Insured	—	—	0.975%
New York Municipal	—	—	0.750%
New York Insured	—	—	0.975%
Multistate Trust IV
Ohio Municipal	—	—	0.750%
Municipal Trust
Insured Municipal	—	—	0.975%
Intermediate Duration	—	—	0.750%
Investment Trust
Balanced Municipal and Stock	1.000%	October 31, 2008	—
Balanced Stock and Bond	1.000%	October 31, 2008	—
Large-Cap Value*	1.200%	October 31, 2008	—
Global Value	1.450%	October 31, 2009	1.550%
NWQ Large-Cap Value	1.100%	October 31, 2010	1.350%
NWQ Small-Cap Value	1.250%	July 31, 2009	1.500%
NWQ Small/Mid-Cap Value	1.200%	October 31, 2010	1.450%
Tradewinds Value Opportunities	1.250%	July 31, 2009	1.500%
Investment Trust II
Rittenhouse Growth	1.220%	October 31, 2008	—
Santa Barbara Dividend Growth	1.050%	November 30, 2009	1.300%
Santa Barbara Growth	1.150%	November 30, 2009	1.400%
Santa Barbara Growth Opportunities	1.250%	November 30, 2009	1.500%
Tradewinds Global All-Cap	1.300%	November 30, 2009	1.550%
Tradewinds International Value	1.500%	November 30, 2008	—

*	In connection with the Additional Sub-Advisory Agreements for the Fund, the current expense cap for the Fund will be reduced upon shareholder approval of proposal 4.

The Adviser has agreed to reimburse all expenses (excluding management fees, 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) of the following Funds through January 31, 2009:

Investment Trust III
  Multi-Strategy Income
  High Yield
  Short Duration

(3)	If the Additional Sub-Advisory Agreements for Large-Cap Value (see proposal 4) are approved by shareholders, effective on or about November 1, 2007, the Fund-level fee rates for Large-Cap Value will be as follows:

For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

Appendix F

Officers and Directors of Nuveen Asset Management (“NAM”)

Name	Principal Occupation

John P. Amboian	Chief Executive Officer, President and Director of Nuveen Investments, Inc. and Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.

Peter H. D’Arrigo	Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Assistant Treasurer of NWQ Investments Management Company, LLC; Treasurer of Santa Barbara Asset Management, LLC; Vice President and Treasurer of funds in Nuveen Fund complex.

William M. Fitzgerald	Managing Director and Chief Investment Officer of Nuveen Asset Management; Vice President of Nuveen Investments Advisers Inc.; Vice President of funds in Nuveen fund complex.

Sherri A. Hlavacek	Vice President and Corporate Controller of Nuveen Asset Management, Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Institutional Services Group LLC and Nuveen Investments Holdings, Inc.

Mary E. Keefe	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, and Nuveen Investments Advisers Inc.; and Chief Compliance Officer of Symphony Asset Management LLC, Santa Barbara Asset Management LLC, HydePark Investment Strategies, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.

John L. MacCarthy	Senior Vice President and Secretary of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management LLC and Santa Barbara Asset Management, LLC.

Larry W. Martin	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, Nuveen Asset Management and Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of funds in Nuveen fund complex.

F-1

Name	Principal Occupation

Kevin J. McCarthy	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investment Advisers Inc., Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President and Secretary of funds in Nuveen fund complex.

Timothy R. Schwertfeger	Director and Non-Executive Chairman of Nuveen Investments, Inc.; Chairman of the Board and Board Member of funds in Nuveen fund complex.

Glenn R. Richter	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc.; Executive Vice President of Nuveen Asset Management, Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC and Nuveen Asset Management; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc.; Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

F-2

Appendix G

Dates Relating to Sub-Advisory Agreements

Date Original
Sub-Advisory
			Date Original	Agreement was
			Sub-Advisory	Last Approved
		Date of Original	Agreement was	for
		Sub-Advisory	Last Approved by	Continuance
Fund	Sub-Adviser	Agreement	Shareholders	by Board

Investment Trust
Balanced Municipal and Stock	ICAP—Equity Portion	August 25, 2006	August 25, 2006(1)	May 21, 2007
Balanced Stock and Bond	ICAP	August 25, 2006	August 25, 2006(1)	May 21, 2007
Large-Cap Value	ICAP	August 25, 2006	August 25, 2006(1)	May 21, 2007
Global Value	NWQ—Domestic Portion	July 28, 2005	July 26, 2005(2)	May 21, 2007
	Tradewinds— International Portion	March 1, 2006(4)	July 26, 2005(2)	May 21, 2007
NWQ Large-Cap Value	NWQ	November 14, 2006	December 11, 2006(3)	N/A
NWQ Multi-Cap Value	NWQ	July 28, 2005	July 26, 2005(2)	May 21, 2007
NWQ Small-Cap Value	NWQ	July 28, 2005	July 26, 2005(2)	May 21, 2007
NWQ Small/Mid-Cap Value	NWQ	November 14, 2006	December 11, 2006(3)	N/A
Tradewinds Value Opportunities	Tradewinds	March 1, 2006(4)	July 26, 2005(2)	May 21, 2007

Investment Trust II
Rittenhouse Growth	Rittenhouse	July 28, 2005	July 26, 2005(2)	May 21, 2007
Santa Barbara Dividend Growth	SBAM	March 1, 2006	March 27, 2006(3)	May 21, 2007
Santa Barbara Growth	SBAM	March 1, 2006	March 27, 2006(3)	May 21, 2007
Santa Barbara Growth Opportunities	SBAM	March 1, 2006	March 27, 2006(3)	May 21, 2007
Tradewinds Global All-Cap	Tradewinds	March 1, 2006(4)	March 27, 2006(3)	May 21, 2007
Tradewinds International Value	Tradewinds	March 1, 2006(4)	July 26, 2005(2)	May 21, 2007

(1)	The Original Sub-Advisory Agreement was approved at a shareholders meeting held August 25, 2006 relating to a change in control of ICAP.

(2)	The Original Sub-Advisory Agreement was approved at a shareholders meeting held July 26, 2005 relating to a previous change in control of NAM.

(3)	The Original Sub-Advisory Agreement was approved by a Consent of Sole Shareholder

(4)	Original Sub-Advisory Agreement dated July 28, 2005. March 1, 2006 is the date NWQ reorganized into two distinct entities, NWQ and Tradewinds. New agreement was executed on March 1, 2006 to reflect Tradewinds’ name.

G-1

Appendix H

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS [  ] day of [     ] by and between Nuveen Asset Management Inc., a Delaware corporation and a registered investment adviser (“Manager”), and <NAME OF SUB-ADVISER>, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the <NAME OF FUND OR FUNDS>, each a series (the “Fund(s)”) of <NAME OF TRUST> (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.A.	*Additional Portfolios In the event that the Trust establishes one or more additional portfolios other than the Fund with respect to which the Manager desires to engage the Sub-Adviser to render investment advisory services hereunder, the Manager shall notify the Sub-Adviser of such desire. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing whereupon such portfolio or portfolios shall become a Fund hereunder.

2.B.	Services to be Performed. Subject always to the supervision of Trust’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for each Fund, all on behalf of each Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor each Fund’s investments, and will comply with the provisions of Trust’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the

Trust’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Funds, or be in breach of any obligation owing to the Trust or the Funds under this Agreement, or otherwise, solely by reason of its having caused the Trust to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Trust in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Trust, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, a Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for each Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Trust, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers;

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and to the Board of Trustees of the Trust and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager; and

(d)	will prepare such books and records with respect to each Fund’s securities transactions as requested by the Manager and will furnish Manager and Trust’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

3.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Trust.

4.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee based on daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Manager in respect of each Fund at the annual rate set forth below:

<SCHEDULE>.

The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Trust, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Trust’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.	Services to Others. Manager understands, and has advised Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one other investment company that is not a series of the Trust, provided that whenever each Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that each Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of each Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for each Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Trust. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.	Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Term; Termination; Amendment. This Agreement shall become effective with respect to each Fund on the date on which it is approved by a vote of a majority of the outstanding voting securities of each Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until [August 1, 2008] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for each Fund, the Sub-Adviser may continue to serve in such capacity for each Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the Sub-Adviser. This Agreement may also be terminated by the Trust with respect to each Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to the Sub-Adviser by the Trust.

This Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Trust is terminated, assigned or not renewed.

8.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:

<NAME OF MANAGER
ADDRESS OF MANAGER
ATTN:>

If to the Sub-Adviser:

<NAME OF SUB-ADVISER
ADDRESS OF SUB-ADVISER
ATTN:>

or such address as such party may designate for the receipt of such notice.

9.	Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Fund, for the enforcement of any claims.

9A.	**Cross-Indemnification. Each party to this Agreement (“Indemnitor”) shall indemnify and hold the other party and its officers, directors, employees, representatives, agents, and affiliates (collectively, “Indemnitee”) harmless as follows:

a.	Duty to Indemnify. Each Indemnitee shall be indemnified against any and all losses, liabilities, damages, expenses and other costs (including, without limitation, Indemnitee’s own attorneys’ and paralegals’ fees and other litigation expenses) suffered or incurred by Indemnitee arising out of or in connection with any breach or violation of this Agreement, federal or state statutes, rules or regulations, exchange or self-regulatory agency rules and regulations, or common law that is attributable in whole or, to the extent responsible, in part to Indemnitor’s actions or the actions of any person whom Indemnitor may supervise or control, in any civil, criminal, administrative, arbitration, mediation or other proceeding.

b.	Notice of Claims. An Indemnitee asserting an indemnity claim shall promptly notify Indemnitor in writing of the amount and nature of the claim. Upon receipt of an indemnity claim, the Indemnitor shall, within 30 days, fulfill any part of its obligation then due under this Section or give Indemnitee a written explanation for its denial of the claim. If any indemnity claim is not denied, Indemnitor shall continue to fulfill its indemnity obligations as and when they come due. The Indemnitee shall be entitled at its expense to participate in the defense of any claim, lawsuit, or proceedings. No claim asserted by a third party for which indemnification from Indemnitor is sought shall be settled without first obtaining the written consent of Indemnitor, which consent shall not be unreasonably withheld.

10.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

<NAME OF MANAGER>,	<NAME OF SUB-ADVISER>

By:	By:

Title:	Title:

*	Paragraph specific to Sub-Advisers who are not affiliates of Nuveen.

**	9A. section specific to ICAP sub-advisory agreement.

Appendix I

Sub-Advisory Fee Rates and
Aggregate Sub-Advisory Fees Paid

			Fee Rate			Fees Paid
			Assets of All the	Equity	Fixed-Income	to the
			Nuveen Sponsored	Portfolio	Portfolio	Sub-Adviser	Net Assets
			Investment Products	Management	Management	During Last	as of
Trust	Fund	Sub-Adviser	Managed by ICAP(1)	Fee	Fee	Fiscal Year	6/30/07

Investment Trust	Balanced Municipal and Stock	ICAP — Equity Portion	For the first $500 million	0.35%	0.20%	$93,297	$78,386,300
			For the next $500 million	0.30%	0.15%
			For asset over $1 billion	0.25%	0.12%

	Balanced Stock and Bond	ICAP	For the first $500 million	0.35%	0.20%	$159,896	$58,279,605
			For the next $500 million	0.30%	0.15%
			For asset over $1 billion	0.25%	0.12%

	Large-Cap Value	ICAP	For the first $500 million	0.35%	0.20%	$1,878,375	$573,271,958
			For the next $500 million	0.30%	0.15%
			For asset over $1 billion	0.25%	0.12%

				Fees Paid
				to the
				Sub-Adviser	Net Assets
				During Last	as of
Trust	Fund	Sub-Adviser	Fee Rate	Fiscal Year	6/30/07

Investment Trust	Global Value	NWQ — Domestic Portion	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$38,582	$21,274,453
		Tradewinds — International Portion	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$38,582

	NWQ Large-Cap Value	NWQ	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$4,903*	$12,121,024

	NWQ Multi-Cap Value	NWQ	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$4,918,922	$1,500,395,067

	NWQ Small-Cap Value	NWQ	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$682,795	$228,044,773

	NWQ Small/Mid-Cap Value	NWQ	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$38,345*	$219,646,931

				Fees Paid
				to the
				Sub-Adviser	Net Assets
				During Last	as of
Trust	Fund	Sub-Adviser	Fee Rate	Fiscal Year	6/30/07

	Tradewinds Value Opportunities	Tradewinds	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$1,442,620	$512,836,293

Investment Trust II	Santa Barbara Dividend Growth	SBAM	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$0	$2,979,796

	Santa Barbara Growth	SBAM	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$435	$6,008,675

	Santa Barbara Growth Opportunities	SBAM	55% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$483	$1,161,435

	Tradewinds Global All-Cap	Tradewinds	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$725,506	$232,748,135

	Tradewinds International Value	Tradewinds	50% of the advisory fee paid to NAM for its service to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund)	$4,722,900	$996,840,417

					Fees Paid
					to the
			Fee Rate		Sub-Adviser	Net Assets
			Daily Net Assets of	% of Daily	During Last	as of
Trust	Fund	Sub-Adviser	Rittenhouse Growth	Net Assets	Fiscal Year	6/30/07

Investment Trust II	Rittenhouse Growth	Rittenhouse	For the first $500 million	0.35%	$442,211	$119,843,752
			For assets over $500 million	0.30%

(1)	NAM pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as portfolio manager. NAM pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds’ assets, if applicable, according to the above schedule.

*	The Fund commenced operations on December 15, 2006.

Fee Rates and Net Assets of Other Funds Advised by
Sub-Advisers with Similar Investment Objectives as the Sub-Advised Funds

		Fee Rate		Net Assets
Sub-Adviser	Similar Fund	Fund Average Daily Net Assets	Fee Rate	as of 6/30/07

ICAP	Mainstay ICAP Equity Fund	All Assets	0.40%	$1,047,369,145
NWQ	MTB LCV	All Assets	0.45%	$177,495,564
NWQ	MTB LCV II	All Assets	0.45%	$10,119,167
NWQ	HSBC Investor	First $500 million	0.35%	$82,521,124
	Value	Next $500 million	0.30%
		Over $1 billion	0.25%
NWQ	ING Small Cap	First $150 million	0.50%	$84,428,946
	Value Choice	Over $150 million	0.60%
NWQ	Roszel/NWQ Small Cap Value	First $200 million Next $200 million Over $400 million	0.40% 0.32% 0.30%	$5,051,816
NWQ	Wilshire Small	First $25 million	1.00%	$8,244,256
	Company Value	Next $50 million	0.75%
		Over $75 million	0.60%
NWQ	Mercer Small/	All Assets	0.60%	$47,742,629
	MidCap Value
Rittenhouse (sub-adviser)	Merrill Lynch Variable Insurance Trust/The Roszel/Rittenhouse Large Cap Growth Portfolio	First $200 million Next $200 million Over $400 million	0.35% 0.27% 0.25%	$7,855,243
Rittenhouse (sub-adviser)	The Timothy Plan	First $50 million Over $50 million	0.35% 0.25%	$59,006,965
Rittenhouse (adviser)	UBS Fiduciary Trust Company Large Company Growth Portfolio	All Assets	0.40%	$65,844,357
SBAM	New Covenant Fund	All Assets	0.50%	$88,746,964
Tradewinds	ING Value Choice	First $250 million Over $250 million	0.50% 0.55%	$346,883,419
Tradewinds	ING Global Value Choice	Net Transitioned Assets	0.40%	$124,206,477

		Fee Rate		Net Assets
Sub-Adviser	Similar Fund	Fund Average Daily Net Assets	Fee Rate	as of 6/30/07

		Excess of Transitioned Assets	0.60%
		Transitioned Assets $106,761,453 as of 1/2005 start date.
Tradewinds	Activa	First $50 million	0.65%	$46,408,786
		Over $50 million	0.55%
Tradewinds	Northern Trust	First $100 million	0.55%	$373,907,016
		Next $150 million	0.50%
		Over $250 million	0.45%
Tradewinds	ING International	First $300 million	0.50%	$106,110,712
	Value Choice	Over $300 million	0.55%

Appendix J

Officers and Directors of Sub-Advisers

Sub-Adviser	Name and Position with Sub-Adviser	Additional Principal Occupation

HydePark	David E. Tierney President

M. Ann Posey Vice President and Assistant Secretary

John Simmons Vice President and Assistant Secretary

Michael N. Lindh Vice President and Assistant Secretary

	Peter H. D’Arrigo Vice President and Treasurer	See Appendix F

	Mary E. Keefe Vice President and Chief Compliance Officer	See Appendix F

	John L. MacCarthy Vice President and Secretary	See Appendix F

	Larry W. Martin Vice President and Assistant Secretary	See Appendix F

	Kevin J. MacCarthy Vice President and Assistant Secretary	See Appendix F

Stuart J. Cohen Vice President and Assistant Secretary

	Gifford R. Zimmerman Vice President and Assistant Secretary	See Appendix F

ICAP	Jerrold K. Senser 225 West Wacker Drive Chicago, IL 60606	Chief Executive Officer and Chief Investment Officer, Director

	Thomas R. Wenzel 225 West Wacker Drive Chicago, IL 60606	Executive Vice President and Director of Research

	Pamela H. Conroy 225 West Wacker Drive Chicago, IL 60606	Executive Vice President and Chief Operating Officer, Director

	Gary S. Maurer 225 West Wacker Drive Chicago, IL 60606	Executive Vice President

	Paula L. Rogers 225 West Wacker Drive Chicago, IL 60606	Executive Vice President

	Brian A. Murdock 51 Madison Avenue New York, NY 10010	Director of ICAP and Chief Executive Officer of New York Life Investment Management

	Gary W. Wendlandt 51 Madison Avenue New York, NY 10010	Director of ICAP and Senior Executive Vice President and Chief Investment Officer of New York Life Insurance Company

	Mike Sproule 51 Madison Avenue New York, NY 10010	Director of ICAP and Executive Vice President and Chief Financial Officer of New York Life Insurance Company

Sub-Adviser	Name and Position with Sub-Adviser	Additional Principal Occupation

NWQ	Jon D. Bosse, CFA Managing Director, Executive Committee Member, Investment Oversight Committee Member, Co-President and Chief Investment Officer

	John E. Conlin Managing Director, Executive Committee Member, Co-President and Chief Operating Officer	Board Member (since 2005), Pope Resources M.L.P.; Board Member (since 2005), Acme Communications Corporation.

Edward C. Friedel, CFA Managing Director, Executive Committee Member, Investment Oversight Committee Member

Phyllis G. Thomas, CFA Managing Director, Investment Oversight Committee Member

Michael J. Carne, CFA Managing Director

Mark A. Morris Managing Director

Mark R. Patterson, CFA Managing Director

James T. Stephenson, CFA Managing Director

David M. Stumpf, CFA, CFP Managing Director

Gregg S. Tenser, CFA Managing Director

Darren T. Peers Managing Director

Kirk Allen Managing Director

Rittenhouse	John P. Amboian 333 West Wacker Drive Chicago, IL 60606	Chief Executive Officer, President and Director of Nuveen Investments, Inc., Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

	Nancy M. Crouse Five Radnor Corporate Center Radnor, PA 19087	Managing Director of Rittenhouse Asset Management, Inc.

	James J. Jolinger Five Radnor Corporate Center Radnor, PA 19087	Director of Research of Rittenhouse Asset Management, Inc.

	Mary E. Keefe 333 W. Wacker Drive Chicago, IL 60606	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investments Advisors Inc., Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.

Sub-Adviser	Name and Position with Sub-Adviser	Additional Principal Occupation

	Daniel C. Roarty Five Radnor Corporate Center Radnor, PA 19087	Managing Director of Rittenhouse Asset Management, Inc.

	John P. Waterman Five Radnor Corporate Center Radnor, PA 19087	Chief Investment Officer of Rittenhouse Asset Management, Inc.

	Margaret S. Woolley Five Radnor Corporate Center Radnor, PA 19087	Vice President and Director of Trading of Rittenhouse Asset Management, Inc.

SBAM	Michael G. Mayfield, President

Steven Spencer, Chief Operating Officer

George M. Tharakan, Director of Research

James R. Boothe, Portfolio Manager

Britton C. Smith, Portfolio Manager

Symphony	Jeffery L. Skelton President; Chief Executive Officer	President and Chief Executive Officer of Symphony Asset Management LLC; Manager/Member, NetNet Ventures, LLC.

	Neil L. Rudolph Chief Operating Officer; Chief Financial Officer	Chief Operating Officer and Chief Financial Officer of Symphony Asset Management LLC; Manager/Member, NetNet Ventures, LLC.

	Mary E. Keefe Chief Compliance Officer	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management LLC.

	Michael J. Henman Vice President; Director of Business Development	Vice President and Director of Business Development of Symphony Asset Management LLC; Manager/Member, NetNet Ventures, LLC.

	Praveen K. Gottipalli Vice President; Director of Investments	Portfolio Manager and Manager/Member, NetNet Ventures, LLC.

	Gunther M. Stein Vice President; Director of Fixed Income Strategies	Vice President and Director of Fixed Income Strategies of Symphony Asset Management LLC; Portfolio Manager, Nuveen.

Tradewinds	Michael C. Mendez President, Managing Director	President, Managing Director of Tradewinds Global Investors, LLC (since March 2006); formerly, President and Director (2002-2006) of NWQ Investment Management Company, LLC; President and Managing Director, (1999-2006), Managing Director (1992-1999) of NWQ Investment Management Company, Inc.

Sub-Adviser	Name and Position with Sub-Adviser	Additional Principal Occupation

	David B. Iben Chief Investment Officer, Managing Director, Portfolio Manager/Analyst	Chief Investment Officer and Managing Director Portfolio Manager of Tradewinds Global Investors, LLC (since March 2006); Managing Director and Portfolio Manager (2002-2006) of NWQ Investment Management Company, LLC; Managing Director and Portfolio Manager, (2000-2002), of NWQ Investment Management Company, Inc.; Chartered Financial Analyst.

	Paul J. Hechmer Managing Director, Portfolio Manager/Analyst	Managing Director, Portfolio Manager/Analyst of Tradewinds Global Investors, LLC (since March 2006); Managing Director, Portfolio Manager/Analyst (2002-2006) of NWQ Investment Management Company, LLC; Portfolio Manager/Analyst (2001-2002) of NWQ Investment Management Company, Inc.

	Peter L. Boardman Managing Director, Equity Analyst	Managing Director, Equity Analyst of Tradewinds Global Investors, LLC (since March 2006); Managing Director, Equity Analyst (2003-2006) of NWQ Investment Management Company, LLC

Appendix K

Beneficial Owners of More Than 5% of Fund Shares

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Arizona Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,059,398	19.54%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	292,351	5.39%

Arizona Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	88,418	30.29%

	RBC Dain Rauscher FBO Alvin F Krupp Janet H. Krupp Janet & Alvin Krupp Family 1234 5th Ave Safford AZ 85546-2905	16,939	5.80%

Arizona Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	261,249	30.74%

	A G Edwards & Sons Inc FBO Reid Weissinger & Sarah E. Weissinger 1 N Jefferson Ave Saint Louis MO 63103-2205	50,962	6.00%

Arizona Municipal Class R Shares	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	120,378	8.70%

	UBS Financial Services Inc. FBO Lois Irene Jonesttee Lois IreneJones Tr 8656 N 84th St Scottsdale AZ 85258-2431	106,613	7.71%

Colorado Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	470,471	15.57%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	208,811	6.91%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Colorado Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	48,581	19.82%

	UBS Financial Services Inc. FBO M. Marie Macy T.O.D. 1313 Green Gables Ct Fort Collins CO 80525-2888	15,282	6.24%

	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	13,695	5.59%

	A G Edwards Sons Inc FBO William K Moninger Sally T Moninger One North Jefferson St Louis MO 63103	13,099	5.35%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	12,703	5.18%

Colorado Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	424,062	53.13%

Colorado Municipal Class R Shares	Raymond Munyon TTEE & Lisa Ann Munyon TTEE Renee L Miller TTEE Munyon IrrevFamTrust 7650 Kline Dr Arvada CO 80005-3776	42,074	23.19%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	17,312	9.54%

	A G Edwards & Sons Inc Jack M Lyons TTEE Lyons Family Trust B 1 N Jefferson Ave Saint Louis MO 63103-2287	12,607	6.95%

	Ridge Clearing and Outsourcing 2 Journal Sq. Plaza Jersey City NJ 07306-4001	11,651	6.42%

	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	9,848	5.43%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	9,527	5.25%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	9,169	5.05%

Florida Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,828,524	24.06%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	948,862	5.96%

Florida Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	313,020	23.50%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	70,274	5.28%

Florida Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	760,380	34.37%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	162,275	7.34%

Florida Municipal Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	1,715,595	20.84%

	Frank H Poe 425 S Dixie Hwy Coral Gables FL 33146-2202	1,090,998	13.25%

Maryland Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,375,471	20.78%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	446,425	6.74%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	395,554	5.97%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	364,522	5.51%

Maryland Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	240,926	24.18%

	NFS LLC FEBO Alan F Rabson Ruth Kirschstein 6 West Dr Bethesda MD 20814-1510	100,132	10.05%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	73,810	7.41%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	64,083	6.43%

Maryland Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	492,296	24.80%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	257,261	12.96%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	216,003	10.88%

Maryland Municipal Class R Shares	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	439,772	9.92%

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	390,176	8.81%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	293,114	6.61%

New Mexico Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	759,712	16.43%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	686,652	14.85%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	597,530	12.92%

New Mexico Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	43,269	13.95%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	27,535	8.87%

New Mexico Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	145,135	19.20%

	Carla Mae Greenleaf POA Richard E Greenleaf Gen Partner Richard E Greenleaf LP No. 1 7325 Welton Dr NE Albuquerque NM 87109-3990	101,945	13.49%

	Raymond James & Assoc Inc FBO Gebhart Trust 880 Carillon Pkwy St Petersburg FL 33716-1100	59,881	7.92%

	Raymond James & Assoc Inc FBO Hillerman R 880 Carillon Pkwy St Petersburg FL 33716-1100	45,967	6.08%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	38,577	5.10%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

New Mexico Municipal Class R Shares	Mary Swickard 84 Barcelona Ave Los Alamos NM 87544-3428	40,892	32.28%

	NFS LLC FEBO Bank of Hawaii DBA Strobro PO Box 1930 Honolulu HI 96805-1930	22,940	18.11%

	ANB 400 & Co PO Box 1 Amarillo TX 79105-0001	12,285	9.70%

	William V Mason and Jean C Mason JT TEN 200 Oak Street NE Albuquerque NM 87106-4740	9,210	7.27%

Pennsylvania Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	928,237	12.03%

Pennsylvania Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	152,670	21.34%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	47,214	6.60%

	Paul D Fogal, Cleo M Fogal JT WROS 237 Bear Creek Lake Dr Jim Thorpe PA 18229-2817	42,488	5.94%

Pennsylvania Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,321,992	43.99%

Pennsylvania Municipal Class R Shares	Wachovia Bank, N.A. Omnibus Cash/Rein 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	2,986,437	30.91%

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	1,204,833	12.47%

Virginia Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,924,588	10.45%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Virginia Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	240,300	18.96%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	103,041	8.13%

Virginia Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,129,929	34.07%

	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	548,859	16.55%

Virginia Municipal Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	1,527,622	19.20%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	1,424,401	17.91%

	Wachovia Bank 1525 West Wt Harris Blvd NC1151 Charlotte NC 28288-0001	570,795	7.18%

	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	553,095	6.95%

California Municipal Class A Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,015,050	9.44%

California Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	111,687	13.15%

	Willis S Slusser and Marion B Slusser TRS Willis& Marion Slusser 2002 Family 200 Deer Valley Rd Apt 1D San Rafael CA 94903-5513	81,916	9.64%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	81,834	9.63%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	59,326	6.98%

	Scottrade Inc (FBO) Michael Gary Persichino TR P O Box 31759 St Louis MO 63131-0759	46,423	5.46%

California Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	755,431	34.20%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	200,704	9.09%

California Municipal Class R Shares	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	1,003,134	5.92%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	936,781	5.53%

California High Yield Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	428,258	12.93%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	242,954	7.33%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	175,819	5.31%

California High Yield Class B Shares	Gordon Amans & Brenda Amans JTWROS 172 Rainbow Dr # 7268 Livingston TX 77399-1072	10,080	58.89%

	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	4,967	29.02%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	1,569	9.17%

California High Yield Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	147,925	24.38%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	112,332	18.51%

	NFS LLC FEBO William A Helvestine 357 Riviera Cir Larkspur CA 94939-1508	60,603	9.99%

	NFS LLC FEBO Anna Kwanyat Li 2001 Living TR Barbara Devries TTEE 1550 Bryant Street Suite 739 San Francisco CA 94103-4858	31,653	5.22%

California High Yield Class R Shares	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	44,663	51.67%

	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	24,386	28.21%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	15,000	17.35%

California Insured Class A Shares	UBS Financial Services Inc. FBO Mildred D. Galli TTEE of the Mildred D. Galli Revocable Trust DTD 12-21-00 48 Linden Ave Atherton CA 94027-2149	714,811	8.42%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	694,069	8.18%

California Insured Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	297,539	30.33%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	58,966	6.01%

California Insured Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	316,923	24.79%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	118,929	9.30%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	115,816	9.06%

Connecticut Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,266,345	14.44%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,149,129	5.08%

Connecticut Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	379,074	23.69%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	122,372	7.65%

Connecticut Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,426,906	35.86%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	344,172	8.65%

Connecticut Municipal Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	514,902	37.47%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	255,698	18.61%

	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	104,438	7.60%

Massachusetts Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	165,338	38.95%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	51,817	12.21%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	46,581	10.97%

Massachusetts Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	302,359	27.36%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	114,623	10.37%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	63,142	5.71%

Massachusetts Insured Class B Shares	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	111,972	21.26%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	41,935	7.96%

Massachusetts Insured Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	66,455	7.34%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	54,082	5.97%

	NFS LLC FEBO Morris Stern Rita Stern 1517 Beacon St Brookline MA 02446-4601	49,150	5.43%

New Jersey Municipal Class A Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	714,313	8.84%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	650,424	8.05%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	504,933	6.25%

New Jersey Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	272,342	17.56%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	86,613	5.58%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	82,615	5.33%

New Jersey Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	738,272	27.64%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	193,976	7.26%

New Jersey Municipal Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	1,219,619	19.93%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Wachovia Bank, N.A. Omnibus Cash/Rein 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	529,589	8.65%

New York Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,652,708	9.42%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,349,095	7.69%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	1,089,017	6.21%

New York Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	377,746	16.73%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	216,286	9.58%

New York Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,518,329	33.60%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	548,065	12.13%

New York Municipal Class R Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,086,663	8.18%

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	719,512	5.42%

New York Insured Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	634,582	7.38%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	633,806	7.38%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Margaret A Andretta 100 Burgevin St Kingston NY 12401-5318	430,516	5.01%

New York Insured Class B Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	210,291	18.80%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	193,145	17.26%

	Raymond James & Assoc Inc FBO Scharf Loulou 880 Carillon Pkwy St Petersburg FL 33716-1100	58,771	5.25%

New York Insured Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	585,956	44.24%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	94,961	7.17%

New York Insured Class R Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	2,785,201	14.27%

Georgia Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,604,919	23.49%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	653,250	5.89%

Georgia Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	255,920	30.86%

Georgia Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	912,136	34.70%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	179,180	6.82%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Georgia Municipal Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	4,786,403	84.51%

	Wachovia Bank, N.A. Omnibus Cash/Rein 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	288,989	5.10%

Louisiana Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,776,344	27.84%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	414,021	6.49%

Louisiana Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	143,499	23.41%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	39,690	6.47%

Louisiana Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	454,724	38.73%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	100,009	8.52%

Louisiana Municipal Class R Shares	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	3,486	78.33%

	Carl G Cooley PO Box 189 Slagle LA 71475-0189	669	15.05%

	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	294	6.61%

North Carolina Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,631,497	14.64%

North Carolina Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	107,802	8.41%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

North Carolina Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	896,607	30.16%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	316,330	10.64%

North Carolina Municipal Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	6,522,258	59.25%

	Wachovia Bank, N.A. Omnibus Cash/Rein 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	2,992,404	27.18%

Tennessee Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,168,061	13.45%

Tennessee Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	105,105	9.21%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	67,828	5.94%

Tennessee Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,528,961	34.91%

	NFS LLC FEBO Louise K Ellis 1550 Kenesaw Ave Knoxville TN 37919-7861	278,745	6.36%

Tennessee Municipal Class R Shares	S Terry Canale TTEE S Terry Canale Living Trust UA DTD 01/15/2005 1594 Peabody Ave Memphis TN 38104-3833	56,156	20.31%

	NFS LLC FEBO Bancorp South Bank Trust Operations 525 East Capitol Street Jackson MS 39201-2706	48,461	17.53%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	UBS Financial Services Inc. FBO Anderl Molterer 5001 Clonmel Rd Nashville TN 37220-1501	28,942	10.47%

	Darius A Hensley PO Box 305 Piney Flats TN 37686-0305	16,643	6.02%

Kansas Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	886,792	9.61%

	A G Edwards & Sons Inc FBO Michael Braude One North Jefferson St Louis MO 63103	497,908	5.40%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	491,173	5.33%

Kansas Municipal Class B Shares	NFS LLC FEBO Shirley A Chambers 313 N Maple St Dexter KS 67038-9500	27,790	5.18%

Kansas Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	466,134	23.10%

Kansas Municipal Class R Shares	NFS LLC FEBO Home National DBA Home Nat PO Box 1047 Arkansas City KS 67005-1047	133,147	37.80%

	NFS LLC FEBO The Trust Co of KS DBA Trukan Trustee FBO Clients PO Box 3699 Wichita KS 67201-3699	75,855	21.53%

	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	28,881	8.20%

	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	18,996	5.39%

	Rosemary Davenport 60 N West Pkwy Wichita KS 67206-2446	18,850	5.35%

Kentucky Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,271,103	6.38%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Kentucky Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	107,875	9.82%

Kentucky Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	994,828	23.36%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	546,529	12.83%

Kentucky Municipal Class R Shares	Bank of Benton Attn Linda Blanchard 1012 Main St Benton KY 42025-1412	55,649	19.08%

	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	46,233	15.85%

	James E Buchart 4801 Olympia Park Plaza Ste 1000 Louisville KY 40241-2090	36,137	12.39%

	Fifth Third Bank TTEE Mary A Carroll Joseph & Doris P.O. Box 3385 Cincinnati OH 45263-0001	33,832	11.60%

	Hugh M Cohen 4003 Adelaide Ct Louisville KY 40241-4106	33,160	11.37%

	Barbara Feldmann Trust TTEE Barbara Feldmann 3458 Sunbrite Dr Covington KY 41015-2356	17,495	6.00%

Michigan Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	4,524,435	30.48%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	973,905	6.56%

Michigan Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	145,196	35.89%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	27,241	6.73%

Michigan Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,539,706	46.62%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	363,413	11.00%

Missouri Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,235,579	10.84%

	Makua LP c/o Bradford K Werner Pentahui LLC 101 S Hanley Rd Ste 1260 Saint Louis MO 63105-3406	1,171,404	5.68%

Missouri Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	72,192	11.10%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	33,375	5.13%

Missouri Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	803,530	41.93%

Missouri Municipal Class R Shares	NFS LLC FEBO The Bank of Missouri Attn Investment & Ret Planning 3427 William St Cpe Girardeau MO 63701-9507	41,999	19.90%

	Sidney Strum Family Trust National City Bank TTEE Trust Mutual Funds PO Box 94984 Cleveland OH 44101-4984	18,779	8.90%

	Dougherty IRREV TR FBO C Powers National City Bank TTEE Trust Mutual Funds PO Box 94984 Cleveland OH 44101-4984	17,481	8.28%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	14,501	6.87%

	Alvin E Schmidt Trust PO Box 94984 Cleveland OH 44101-4984	14,175	6.72%

	SEI Private Trust Co. c/o First Hawaiian Bank ID 909 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456	14,032	6.65%

Ohio Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	7,644,715	24.78%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,690,131	5.48%

Ohio Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	373,394	27.78%

Ohio Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,924,879	44.28%

Wisconsin Municipal Class A Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	389,574	9.31%

Wisconsin Municipal Class B Shares	Donald A Peterson Mabel E Peterson W 897 County Rd EE De Pere WI 54115	34,563	14.42%

	Lorraine M Miller Trustee Lorraine M Miller Rev Liv Trust 644 S Main St Seymour WI 54165-1547	25,102	10.48%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	24,551	10.25%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	18,953	7.91%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Wisconsin Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	65,300	11.03%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	35,614	6.01%

	Thomas R Goetz 3476 Goetz Ct Lot 1 Sturgeon Bay WI 54235-8679	35,331	5.97%

Wisconsin Municipal Class R Shares	Helen F Diotte TTEE Helen F Diotte Survivors Trust 440 N Garfield Ave Janesville WI 53545-3144	59,317	41.25%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	34,964	24.32%

	SEI Private Trust Co. One Freedom Valley Drive Oaks PA 19456	32,253	22.43%

	Maril & Co FBO 98 c/o M&I Trust Co NA - Attn: MF 11270 West Park Place - Ste 400 Milwaukee WI 53224-3638	7,318	5.09%

All-American Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,620,408	13.89%

All-American Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	418,778	22.00%

All-American Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,082,108	43.60%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	452,411	6.40%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	390,908	5.53%

All-American Class R Shares	Alice B Bonnet PO Box 669 La Porte IN 46352-0669	63,472	6.65%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

High Yield Municipal Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	26,445,429	21.75%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	9,928,668	8.16%

	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	7,428,794	6.11%

High Yield Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,607,929	19.96%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	410,118	5.09%

High Yield Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	26,336,229	41.51%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	6,309,754	9.94%

High Yield Municipal Class R Shares	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	14,574,401	29.76%

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	11,694,472	23.88%

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	3,797,005	7.75%

Insured Municipal Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	309,384	13.26%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	258,536	11.08%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Insured Municipal Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	572,035	17.93%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	161,164	5.05%

Intermediate Duration Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,593,236	8.18%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	1,904,446	6.01%

Intermediate Duration Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	702,754	33.51%

Intermediate Duration Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,952,543	49.26%

Intermediate Duration Class R Shares	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	25,234,058	10.49%

Limited Term Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	7,307,654	18.05%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	6,887,831	17.02%

Limited Term Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	8,777,282	44.99%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,692,574	8.68%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Limited Term Class R Shares	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	2,645,350	48.27%

	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	624,600	11.40%

	Patterson & Co Omnibus 1525 West Wt Harris Blvd Charlotte NC 28288-0001	544,942	9.94%

Balanced Municipal and Stock Class A Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	325,241	13.71%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	240,420	10.14%

Balanced Municipal and Stock Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	38,253	18.00%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	22,903	10.77%

Balanced Municipal and Stock Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	76,477	22.32%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	30,510	8.91%

Balanced Municipal and Stock Class R Shares	LPL Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	8,735	14.62%

	Leonard Pearl and Joan D Pearl 707 Mix Ave Apt 24 Hamden CT 06514-2208	5,248	8.79%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	3,972	6.65%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,216	5.38%

Balanced Stock and Bond Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	214,018	17.11%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	182,284	14.57%

Balanced Stock and Bond Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	71,079	30.01%

Balanced Stock and Bond Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	175,424	61.34%

Balanced Stock and Bond Class R Shares	NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago IL 60675-0001	182,384	45.18%

	Wachovia Bank, N.A. Omnibus Cash/Rein 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	130,370	32.29%

Large-Cap Value Class A Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	2,444,142	15.00%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,439,535	14.98%

Large-Cap Value Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	195,286	33.63%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	45,465	7.83%

Large-Cap Value Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	478,635	45.44%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	95,204	9.04%

Large-Cap Value Class R Shares	Wachovia Bank, N.A. Omnibus Cash/Rein 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	398,991	37.64%

	DCGT As TTEE and/or Cust FBO Various Qualified Plans Attn NPIO Trade Desk 711 High Street Des Moines IA 50309-2732	142,023	13.40%

Global Value Class A Shares	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	101,358	44.38%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	28,234	12.36%

Global Value Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,364	8.47%

	NFS LLC FEBO Donna Knowles Hustace Thomas E Hustace 9 Grandview Lane Wellington NV 89444	1,950	6.99%

	First Clearing, LLC Silvia Colombara 17 Joan Dr Newtown CT 06470	1,828	6.55%

	First Clearing, LLC E S Pharmacy INC PSP 23 Governor St Ridgefield CT 06877-4608	1,765	6.32%

	First Clearing, LLC David H Woronick 23 N Branford Rd Wallingford CT 06492-2711	1,745	6.25%

Global Value Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	110,829	35.07%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Global Value Class R Shares	Nuveen Investments Inc Attn Peggy Wilson 333 W Wacker Dr Chicago IL 60606-1220	99,500	56.06%

	Wachovia Bank FBO Nuveen Investments 401(k) 1525 West Wt Harris Blvd Charlotte NC 28288-0001	39,934	22.50%

	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	16,774	9.45%

NWQ Large-Cap Value Class A Shares	NFS LLC FEBO Kevin F Smith TTEE Smith Family Tr 47680 Manorwood Drive Northville MI 48168-8472	87,326	39.04%

	FTC & Co House Acct P O Box 173736 Denver CO 80217-3736	27,254	12.18%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	5.59%

NWQ Large-Cap Value Class B Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	94.69%

	RBC Dain Rauscher Inc FBO Bruce Moothart TTEE Vicky Jo Melzow Trust 1200 Main St Suite 2300 Kansas City MO 64105-2100	700	5.31%

NWQ Large-Cap Value Class C Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	18.39%

	First Clearing, LLC Brian Hayden & Ginger Louise Hayden JT WROS 1502 Farley Rd White Hse Sta NJ 08889-5037	6,710	9.87%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	4,304	6.33%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

NWQ Large-Cap Value Class R Shares	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	46,983	11.10%

	Carpenters Work Preservation Program Trust Fund 3800 Watt Ave Ste 215 Sacramento CA 95821-2673	45,724	10.80%

	Residential Contract Administration Trust Steve Grannis — Controller 265 Hegenberger Rd Ste 200 Oakland CA 94621-1480	33,414	7.89%

	Carpenters 46 Counties Conf Board Attn Steve Grannis 265 Hegenberger Rd Ste 200 Oakland CA 94621-1480	21,961	5.19%

NWQ Multi-Cap Value Class A Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	3,052,968	12.89%

	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	2,124,016	8.97%

	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	1,617,206	6.83%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,338,285	5.65%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	1,311,486	5.54%

NWQ Multi-Cap Value Class B Shares	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	288,286	9.91%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	175,552	6.04%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	162,558	5.59%

NWQ Multi-Cap Value Class C Shares	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	4,170,161	24.46%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,356,393	13.82%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	2,062,510	12.10%

NWQ Multi-Cap Value Class R Shares	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	8,561,117	62.43%

	Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	2,207,371	16.10%

NWQ Small-Cap Value Class A Shares	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	562,756	22.17%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	273,738	10.79%

	Vanguard Fiduciary Trust Company Attn: William C Shaw PO Box 2900 Valley Forge PA 19482-2900	165,606	6.53%

	NFS LLC FEBO The Cmnty Fndtn of Greater Birmingham 2100 First Ave N Suite 700 Birmingham AL 35203-4223	154,969	6.11%

NWQ Small-Cap Value Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	9,888	36.10%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Donald F Roach 295 4th St Mamaroneck NY 10543	1,878	6.86%

	NFS LLC FEBO Donna Knowles Hustace Thomas E Hustace 9 Grandview Lane Wellington NV 89444	1,449	5.29%

NWQ Small-Cap Value Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	291,060	51.75%

NWQ Small-Cap Value Class R Shares	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	873,101	19.53%

	Mac & Co Mutual Funds Operations PO Box 3198 Pittsburgh PA 15230-3198	859,667	19.23%

	NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	771,335	17.25%

	Lasalle Omnibus 69 Lasalle National Bank P.O. Box 1443 Chicago IL 60690-1443	351,657	7.87%

NWQ Small/Mid-Cap Value Class A Shares	NFS LLC FEBO Maredon I LTD Mutual Fund Account 16209 Sierra de Avila Tampa FL 33613-5222	43,215	34.71%

	NFS LLC FEBO Kevin F Smith TTEE Smith Family Tr 47680 Manorwood Drive Northville MI 48168-8472	22,625	18.17%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	10.04%

	FTC & Co Datalynx PO Box 173736 Denver CO 80217-3736	10,471	8.41%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

NWQ Small/Mid-Cap Value Class B Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	95.57%

NWQ Small/Mid-Cap Value Class C Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	22.55%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	6,068	10.95%

NWQ Small/Mid-Cap Value Class R Shares	Northern Trust & Co TTEE FBO Ameren Corp 401k-DV PO Box 92994 Chicago IL 60675-0001	9,327,644	95.42%

Tradewinds Value Opportunities Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,652,670	20.87%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	527,133	6.66%

Tradewinds Value Opportunities Class B Shares	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	37,600	21.61%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	16,630	9.56%

Tradewinds Value Opportunities Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	746,763	23.84%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	210,506	6.72%

Tradewinds Value Opportunities Class R Shares	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	1,902,010	37.64%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	727,419	14.40%

Rittenhouse Growth Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	505,858	27.25%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	138,250	7.45%

Rittenhouse Growth Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	331,286	35.04%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	61,404	6.50%

Rittenhouse Growth Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	555,605	35.45%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	196,073	12.51%

Rittenhouse Growth Class R Shares	Wachovia Bank FBO Nuveen Investments 401(k) 1525 West Wt Harris Blvd Charlotte NC 28288-0001	285,179	46.90%

	Nuveen Investments Inc Rittenhouse Long Term Comp Plan 2003 Attn: Peggy Wilson 333 W Wacker Dr Chicago IL 60606-1220	63,168	10.39%

Santa Barbara Dividend Growth Class A Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	38.30%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,828	5.60%

Santa Barbara Dividend Growth Class B Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	81.10%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,918	12.45%

Santa Barbara Dividend Growth Class C Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	36.83%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	5,489	16.17%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	1,901	5.60%

Santa Barbara Dividend Growth Class R Shares	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	29,484	60.31%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	25.57%

Santa Barbara Growth Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	54,017	57.12%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	13.22%

	First Clearing, LLC Richard A Koomey 69 Travis Ave Stamford CT 06905-4128	11,547	12.21%

	First Clearing, LLC Raymond R Oneglia 112 Wall St Torrington CT 06790-5416	5,313	5.62%

Santa Barbara Growth Class B Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	81.84%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,739	11.39%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Santa Barbara Growth Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	86,705	82.92%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	11.95%

Santa Barbara Growth Class R Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	62,500	59.33%

	Atwell & Co 050 P.O. Box 456 Wall Street Station New York NY 10005	19,476	18.49%

	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	11,713	11.12%

	Atwell & Co 052 P.O. Box 2044 Peck Slip Station New York NY 10038	11,526	10.94%

Santa Barbara Growth Opportunities Class A Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

Santa Barbara Growth Opportunities Class B Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

Santa Barbara Growth Opportunities Class C Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

Santa Barbara Growth Opportunities Class R Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

Tradewinds Global All-Cap Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	7,007,036	84.43%

Tradewinds Global All-Cap Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	19,118	63.36%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

Tradewinds Global All-Cap, Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	811,963	74.44%

Tradewinds Global All-Cap Class R Shares	Geriach Nominee & Co LLC 3800 Citibank Center B3-14 Tampa FL 33610	81,333	33.50%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	57,467	23.67%

Tradewinds International Value Class A Shares	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	3,088,478	28.76%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,975,047	18.39%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	731,600	6.81%

	Charles Schwab & Co Inc For the Benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	627,783	5.85%

Tradewinds International Value, Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	146,487	29.36%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	82,763	16.59%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	38,088	7.63%

Tradewinds International Value Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,525,035	33.38%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	676,575	14.81%

	Citigroup Global Markets Inc. House Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	575,443	12.60%

Tradewinds International Value Class R Shares	Prudential Investment Management FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	6,196,159	49.00%

	SEI Private Trust Co. c/o Hale and Dorr One Freedom Valley Drive Oaks PA 19456	1,393,674	11.02%

	T Rowe Price Retirement Plan Services Inc 4515 Painters Mill Rd Owings Mills MD 21117-4903	1,301,960	10.30%

	Charles Schwab & Co Inc For the Benefit of their Customers P O Box 173797 Denver CO 80217-3797	1,110,739	8.78%

Multi-Strategy Income Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	10,453	8.79%

	Helen M Hicks 200 Leeder Hill Dr Apt 207 Hamden CT 06517-2726	9,063	7.62%

	RBC Dain Rauscher Custodian William S Gray Segregated Rollover IRA 38421 236th Ave SE Enumclaw WA 98022-8811	8,696	7.32%

Multi-Strategy Income Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	7,364	46.16%

	First Clearing, LLC Alan M Kaplan Ira FCC as Custodian 361 89th St Stone Harbor NJ 08247-1502	3,717	23.30%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	First Clearing, LLC Joyce Flemmings (IRA) FCC as Custodian 413 Glendale Rd Upper Darby PA 19082-4917	1,582	9.92%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	900	5.64%

Multi-Strategy Income Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	32,739	41.92%

	Raymond James & Assoc Inc FBO Martin S Tr 880 Carillon Pkwy St Petersburg FL 33716-1100	8,669	11.10%

	Raymond James & Assoc Inc FBO Martin Mossman 880 Carillon Pkwy St Petersburg FL 33716-1100	4,394	5.63%

	Raymond James & Assoc Inc FBO Martin L Tr 880 Carillon Pkwy St Petersburg FL 33716-1100	4,043	5.18%

	UBS Financial Services Inc. FBO Christopher Perry P.O. Box 3321, 1000 Harbor Blvd Weehawken NJ 07086-8154	3,954	5.06%

Multi-Strategy Income Class R Shares	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	499,500	99.39%

High Yield Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	68,249	16.92%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	62,607	15.52%

High Yield Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	26,762	25.85%

Fund and	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class

	NFS LLC FEBO Michael F Amber TTEE Josephine M Thompson Rev Living 4851 Robinhood Ave Temple City CA 91780-4029	9,303	8.99%

	NFS LLC FEBO Mildred C Esposito Karen Esposito, POA 6 Andover Court Red Bank NJ 07701-5409	5,547	5.36%

High Yield Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	178,624	43.70%

High Yield Class R Shares	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	499,500	93.60%

Short Duration Class A Shares	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	53,658	60.08%

	NFS LLC FEBO James T Galyon 1387 Hayne Memphis TN 38119-5922	10,331	11.46%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	7,405	8.29%

Short Duration Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	71,349	78.48%

	A G Edwards & Sons Inc Hornbuckle TTEE Robert N & Ruth B Hornbuckle 1 N Jefferson Ave Saint Louis MO 63103-2287	10,400	11.44%

Short Duration Class R Shares	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	499,500	99.64%

Appendix L

Number of Board and Committee Meetings
Held During Each Trust’s Last Fiscal Year

					Compliance
					Risk
					Management
					and		Nominating
					Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Trust	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Multistate Trust I	4	5	0	3	4	4	4
Multistate Trust II	4	5	0	3	4	4	4
Multistate Trust III	4	5	0	3	4	4	4
Multistate Trust IV	4	5	0	3	4	4	4
Municipal Trust	4	5	0	3	4	4	4
Investment Trust	4	7	0	3	4	4	4
Investment Trust II	5	9	0	3	4	4	4
Investment Trust III	4	7	0	3	4	4	4

L-1

Appendix M

Nuveen Fund Board
Audit Committee Charter

I.  Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements; (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	MF-MDP1007

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99
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THIS PROXY IS SOLICITED BY THE BOARD OF THE
FUND NAME PRINTS HERE	TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2007
A Special Meeting of shareholders will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Friday, October 12, 2007 at 10:00 a.m., Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on October 12, 2007, or any adjournment or adjournments thereof.
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ê Nuveen — Oct — MF — MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒	ê
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				FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between each Trust and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.			☐	☐	☐

3.	Election of Board Members:			FOR NOMINEES	WITHHOLD AUTHORITY
				listed at left	to vote for
				(except as	all nominees
				marked to	listed at left
	(01) Robert P. Bremner	(04) David J. Kundert	(07) Judith M. Stockdale	the contrary)
	(02) Jack B. Evans	(05) William J. Schneider	(08) Carole E. Stone
	(03) William C. Hunter	(06) Timothy R. Schwertfeger		☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

				FOR	AGAINST	ABSTAIN

6.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year.			☐	☐	☐

7.	To transact such other business as may properly come before the Special Meeting.

ê	PLEASE SIGN ON REVERSE SIDE	MF — 1 ê